UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-04719

The TETON Westwood Funds (formerly, The GAMCO Westwood Funds)
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2012

GAMCO WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2012 (a)							Average Annual Returns – September 30, 2012 (a)(b)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	23.56%	4.69%	10.77%	10.99%	1.48%	1.48%	None	18.27%	3.60%	10.08%	10.48%	1.73%	1.73%	4.00%
SmallCap Equity	22.46	0.98	7.83	6.11	1.69	1.50	None	17.21	(0.08)	7.16	5.70	1.94	1.75	4.00
Income	18.53	0.10	7.94	6.87	2.75	2.00	None	13.51	(0.98)	7.24	6.38	3.00	2.25	4.00
Equity	28.27	(1.26)	7.58	9.58	1.52	1.52	None	22.81	(2.31)	6.88	9.19	1.77	1.77	4.00
Balanced	18.18	1.52	6.50	8.42	1.22	1.22	None	13.24	0.44	5.82	7.94	1.47	1.47	4.00
Intermediate Bond	3.46	5.03	3.80	5.49	1.40	1.00	None	(1.02)	4.02	3.26	5.22	1.50	1.10	4.00

	Class B Shares							Class C Shares
	Average Annual Returns – September 30, 2012 (a)(c)(e)							Average Annual Returns – September 30, 2012 (a)(d)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	17.60%	3.53%	9.93%	10.33%	2.23%	2.23%	5.00%	21.57%	3.91%	9.96%	10.36%	2.23%	2.23%	1.00%
SmallCap Equity		Class B Shares have been discontinued.						20.53	0.23	6.91	5.51	2.44	2.25	1.00
Income		Class B Shares have been discontinued.						16.61	(0.67)	7.22	6.38	3.50	2.75	1.00
Equity		Class B Shares have been discontinued.						26.25	(2.01)	6.78	9.13	2.27	2.27	1.00
Balanced	12.32	0.35	5.70	7.87	1.97	1.97	5.00	16.37	0.77	5.72	7.90	1.97	1.97	1.00
Intermediate Bond	(2.43)	3.88	3.03	5.04	2.15	1.75	5.00	1.70	4.25	3.05	5.08	2.15	1.75	1.00

	Class I Shares
	Average Annual Returns –September 30, 2012 (a)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	23.77%	4.94%	10.90%	11.08%	1.23%	1.23%	None
SmallCap Equity	22.82	1.21	7.95	6.19	1.44	1.25	None
Income	18.82	0.33	8.07	6.96	2.50	1.75	None
Equity	28.45	(1.02)	7.71	9.63	1.27	1.27	None
Balanced	18.40	1.74	6.62	8.47	0.97	0.97	None
Intermediate Bond	3.58	5.23	3.90	5.54	1.15	0.75	None

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The gross expense ratios and expense ratios after Teton Advisors, LLC (the “Adviser”) reimbursement are those ratios in the current prospectus dated January 27, 2012. See pages 32-37, respectively, for the expense ratios for the year ended September 30, 2012. For the SmallCap Equity, Income, and Intermediate Bond Funds (and for the Mighty Mites Fund through September 30, 2005), the Adviser reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2014 and are renewable annually by the Adviser. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. The prospectus contains information about these and other matters and should be read carefully before investing.

(b)	Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	06/06/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	—	11/26/01	01/11/08
Income	09/30/97	05/09/01	—	11/26/01	01/11/08
Equity	01/02/87	01/28/94	—	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	03/27/01	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	03/27/01	10/22/01	01/11/08

Performance Discussion

Mighty Mites Fund

We are mindful of the macro environment, but as bottom-up, fundamental stock pickers, we remain focused on absolute investment returns irrespective of market direction. This is why our performance is, at times, uncorrelated to our benchmark or the stock market in general. We seldom make sector bets in an effort to resemble an index. Instead, the portfolio represents a broad cross section of special situation equities that are fundamentally mispriced and selling at discounts to their intrinsic or private market value (PMV). Our research driven investment philosophy enables us to uncover stocks with the potential to be winners during a strong economic recovery, growing companies with improving balance sheets, and shareholder sensitive management.

Overall, deal activity slowed so far in 2012 with a decline of 16% worldwide and 23% in the U.S. In the year ended September 30, 2012, we had fourteen takeovers in the portfolio. In the latest quarter, three of our portfolio companies announced they would be taken over: Peet’s Coffee & Tea, Inc. (0.4% of net assets as of September 30, 2012), IRIS International, Inc. (2.0%), and Union Drilling, Inc (0.1%). Also, Pervasive Software, Inc. (0.2%) received an unsolicited bid and is now shopping the company. By nature of their size, typically $500 million or less in market capitalization at the time of purchase, our Mighty Mites, portfolio companies are often bite-sized acquisition targets for larger companies. Among our portfolio companies, we have had 100 takeovers since 2000. In the last three years alone, there have been 51 deals in the portfolio.

Despite many economic and political headwinds, the stock market rallied in 2012, largely attributable to monetary easing by global central banks. Worries over the eurozone fiscal crisis abated as the European Central Bank announced that under certain conditions, it would buy unlimited amounts of government bonds of troubled eurozone countries to lower borrowing costs, affording struggling countries breathing room to service their debts. Global equity markets rallied in response to these European policy measures. Nonetheless, Europe remains mired in a recession, with an expected contraction of 0.8% this year, and a flat economy projected for 2013. While Europe remains a drag on corporate earnings, China’s economy continues to grow at an annualized rate of more than 7%, helping spur global economic growth.

In the United States, the economy is growing at a tepid pace: real GDP grew by 1.3% in the second quarter of 2012 compared with a 2.0% increase in the first quarter of 2012. Unemployment is down to 8.1% in September from 9.1% a year ago. The Purchasing Managers Index (PMI) dipped below 50.0 in June, July and August, indicating a general contraction in manufacturing, but then rebounded to 51.5 in September. The housing market is recovering: purchases of new U.S. homes in August held close to a two year high. Against this backdrop, the U.S. Federal Reserve has launched another campaign of quantitative easing with the goal of maintaining record low interest rates into 2015.

Among the better performing stocks for the fiscal year were: Schiff Nutrition International, Inc. (3.6% of net assets as of September 30, 2012), Gencorp, Inc. (1.9%), and IRIS International, Inc. (2.0%). Some of our weaker performing stocks during the year were Swisher Hygiene, Inc. (0.2%), Ferro Corp. (0.4%), and Twin Disc, Inc. (0.6%).

In this market, our fundamental investment philosophy remains intact: we look to invest in high quality growing companies with strong balance sheets, inefficiently priced, and selling at a discount to their PMV. We seek catalysts that will unlock those values. Throughout bottom-up, fundamental research driven investment process, we are investing in companies whose values and growth prospects are not necessarily recognized by the markets. As a result, our performance is not always correlated with upward market moves. Meanwhile, the portfolio is well positioned across a broad cross section of special situation equities selling at attractive valuations or discounts to their intrinsic values.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2012 (a) (Unaudited)				Since Inception (5/11/98)
	1 Year	5 Year	10 Year
Mighty Mites Fund Class AAA	23.56%	4.69%	10.77%	10.99%
Russell MicrocapTM Index	36.25	(0.12)	9.23	5.49(b)
Russell 2000 Index	31.91	2.21	10.17	5.36
Lipper Small Cap Value Fund Average	28.92	2.07	10.37	7.00(c)

In the current prospectus dated January 27, 2012, the expense ratio for Class AAA Shares is 1.48%. See page 32 for the expense ratios for the year ended September 30, 2012. Class AAA Shares do not have a sales charge.

(a)  Returns representpast performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. Current performance may be higher or lower than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index and the Russell 2000 Index are unmanaged indicators of stock market performance. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Russell Microcap™ Index since inception performance is as of June 30, 2000; the inception of the Index.

(c)  Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**	The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty Mites Fund (Class AAA).

SmallCap Equity Fund

Following strong market performance in 2009 and 2010, small cap stocks encountered formidable headwinds in the first fiscal quarter. Global markets were buffeted by fears of U.S. economic recession exacerbated by a potential euro break-up, European debt default, and a banking crisis. Equity market volatility was correlated to news that arose from the sovereign debt crisis and policy measures implemented to restore stability and confidence in the eurozone.

Against the backdrop of improving employment, accelerating U.S. economic growth, and the resolution of the European debt crisis, we witnessed massive injections of central bank liquidity into the global financing system during the second quarter. Led by the U.S. Federal Reserve with its “quantitative easing” and record low interest rates, the central banks of Europe, China, and Japan have followed suit with accommodative monetary policies, a potent catalyst for market appreciation. In the U.S., the Federal Reserve has reemphasized its commitment to keep interest rates low until 2015.

Our underperformance in the third fiscal quarter was attributable to being underweight the more defensive sectors of financials, consumer discretionary, and health care relative to the Fund’s benchmark. The portfolio’s overweight position in more economic sensitive industrial and technology companies contributed to lagging performance as fears of a slowdown in global growth impacted those companies. Macro concerns over the European financial crisis, weakening global economic growth, U.S. government gridlock, and the impending presidential election have contributed to the flight from equities, as mutual fund redemptions continued throughout the quarter with some $1.4 billion in weekly outflows.

For the fourth quarter, headwinds from the European debt crisis appeared to be abating as the European Central Bank announced that, under certain conditions, it would buy unlimited amounts of bonds of troubled eurozone countries. The U.S. Federal Reserve also launched another campaign of quantitative easing with the goal of maintaining record low interest rates into 2015. Despite these factors, many of our top holdings in the portfolio are selling at historically low valuations despite a rising stock market.

Among the better performing stocks for the fiscal year were: NetScout Systems (1.4% of net assets as of September 30, 2012), an information technology company that provides services to enterprises and service providers and Heartland Payment Systems (1.3%), which offers business solutions that include payments processing and payroll services. Some of our weaker performing stocks during the year were: FTI Consulting (1.4%), which provides software and consulting services for businesses facing critical challenges; Radisys Corp. (0.4%), a leading provider of embedded wireless infrastructure solutions for telecom, aerospace, defense, and public safety applications; and Checkpoint Systems, Inc. (0.5%), a global leader in shrink management, merchandise visibility, and apparel labeling solutions.

As bottom up, research driven, value investors, we employ many of the same metrics in the valuation of our portfolio candidates as criteria used by strategic corporate buyers and private equity outfits. Consequently, we stand to benefit from a renewed acquisition activity. Our portfolio comprises a broad cross section of special situation equities across multiple industries with attractive risk reward characteristics. We continue to search for the stocks of undervalued companies with attractive business models and solid fundamentals, run by top notch management teams.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2012 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (4/15/97)
SmallCap Equity Fund Class AAA	22.46%	0.98%	7.83%	6.11%
Russell 2000 Index	31.91	2.21	10.17	7.38

In the current prospectus dated January 27, 2012, the gross expense ratio for Class AAA Shares is 1.69%. The net expense ratio is 1.50% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2014. See page 33 for the expense ratios for the year ended September 30, 2012. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund

In the Fund’s first fiscal quarter, the ten sectors that makeup the S&P 500 were all positive, with the best sectors being energy and industrials, which gained 17% and 15%, respectively. The two least performing sectors were telecommunications and utilities, with the stocks of these sectors gaining 6% and 7%, respectively.

The stock market rose strongly in the second quarter. The economy continued to grow, although slowly; fears of the European sovereign debt financial crisis abated, and the Federal Reserve released the results of its banking “stress test”, giving a passing grade to the majority of tested banks. The S&P 500 gained 12.6% for the best quarterly performance since 1998.

Economic growth faded in the third quarter, pressuring the stock market. As investors absorbed the economic slowdown of the third quarter, only the four less cyclical or economically sensitive sectors of the ten industry sectors in the S&P 500 had a positive return. These were the telecommunication, utility, consumer staples, and healthcare sectors. The worst performing sectors were the financial, technology, and energy sectors, sectors dependent upon a strong economy to achieve earnings. These three sectors each declined by a little over 6%.

Global equity markets rallied into a slowing world economy in the fourth quarter. Two threats continued to loom over the global economy: the lack of a budget, propelling us toward our fiscal cliff in the United States, and the eurozone debt crisis. These two worries exacerbated the pullback in spending and sent the world economy decelerating to its slowest growth since the global recession started four years ago.

Among the better performing stocks for the fiscal year were: International Paper Co. (2.7% of net assets as of September 30, 2012), Wells Fargo & Co. (3.0%), and Pfizer Inc. (2.5%). Some of our weaker performing stocks during the year were: Waste Management Inc. (0.9%), American International Group Inc. (1.9%), and Transocean Ltd. (1.0%).

We appreciate your confidence and trust.

Average Annual Through September 30, 2012 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (9/30/97)
Income Fund Class AAA	18.53%	0.10%	7.94%	6.87%
S&P 500 Index	30.20	1.05	8.01	4.70
Lipper Equity Income Fund Average	26.78	0.26	7.68	4.64

In the current prospectus dated January 27, 2012, the gross expense ratio for Class AAA is 2.75%. The net expense ratio is 2.00% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2014. See page 34 for the expense ratios for the year ended September 30, 2012. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INCOME FUND CLASS AAA, THE LIPPER EQUITY INCOME FUND AVERAGE,

AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund

The market rebounded in the first fiscal quarter as strong earnings growth, improved U.S. economic data, and optimism surrounding the European debt crisis encouraged investors. The best performing sectors during the quarter included energy, producer durables, and materials and processing. Financial services stocks also performed well, as the announcement of a new stress test for U.S. banks and recapitalization/funding plans for European banks produced hope that a financial crisis will be averted. The worst performing sectors were the defensive health care, consumer staples, and utilities sectors.

The stock market rose strongly in the second quarter. In the United States, better than expected gains in employment, auto sales, manufacturing activity, and consumer spending all signaled a potentially sustainable improvement in the U.S. economy. And on a global basis, the easing of monetary policy by central banks all over the world, including those in many Emerging Markets, created heightened demand for risk based assets including stocks, high yield bonds, and REITs. Technology was among the best performing sectors in the S&P 500 Index during the quarter, largely due to the strong performance of Apple, Inc. Financial Services also performed well as banks rallied on the positive results from the U.S. “stress test”.

Renewed fears surrounding the European debt crisis created a rapid decline in investor confidence during the third fiscal quarter and resulted in a broad equity market sell-off. Elections in both Greece and France that favored politicians who oppose EU mandated austerity measures, coupled with concerns about the health of Greek and Spanish banks fueled much of the decline in sentiment. Signs of slowing growth in China and weakening U.S. employment levels further exacerbated the risk-off mentality.

Stock selection drove performance for the twelve months in consumer discretionary, consumer staples, financial services, health care, materials and processing, and utilities sectors. Top contributors to Fund performance were Walt Disney Co. (2.1% of net assets as of September 30, 2012), Comcast Corp. Class A (2.2%), Pfizer Inc. (1.0%), Abbot Laboratories (2.1%), Time Warner Inc. (2.1%), and Union Pacific Corp. (2.0%), Wal-Mart Stores Inc. (2.0%), and Bank of America Corp (2.1%). The primary detractor was a combination of an underweight position and stock selection in the technology sector. The major detractors to fiscal year performance, none of which were held at year end were Consol Energy Inc., Exelis Inc., Walgreen Co., and Dell Inc.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2012 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (1/2/87)
Equity Fund Class AAA	28.27%	(1.26)%	7.58%	9.58%
S&P 500 Index	30.20	1.05	8.01	9.65(b)
Lipper Large Cap Value Fund Average	27.66	(1.07)	7.14	8.75(b)

In the current prospectus dated January 27, 2012, the expense ratio for Class AAA Shares is 1.52%. See page 35 for the expense ratios for the year ended September 30, 2012. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  S&P 500 Index and the Lipper Large Cap Value Fund Average since inception performance are as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund

The Fund is designed to provide exposure to equities while reducing overall risk through investment in short-to-intermediate fixed income securities. The bond portion typically invests in high quality notes with lower interest rate sensitivity (and generally a shorter maturity) than the typical bond index, with the objective of dampening the volatility of equity holdings. The Equity Fund strategy comments also apply to the equity portion of the Balanced Fund.

Top contributing fixed income holdings for the fiscal year were intermediate term notes in Corporate or US Agency sectors: Bank of America 5.375% due 15-Jun-2014, (1.5% of net assets as of September 30, 2012), Anadarko Petroleum 5.95% due 15-Sep-2016 (1.3%), JPMorgan Chase 6.3% due 23-Apr-2019 (1.0%), Barclays Bank 5.0% due 22-Sep-2016 (0.9%), Freddie Mac 3.75% due 03-27-2019 (1.9%), Citigroup 5.5% due 15-Oct-2014 (1.3%), and Burlington Northern Santa Fe 5.65% due 01-May-2017 (1.3%). The only securities with negative returns were two US Treasury Inflation-Protected Securities (TIPS): 2.5% due 15-Jul-2016 (1.8%) and 2.125% due 15-Jan-2019 (1.3%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2012 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	18.18%	1.52%	6.50%	8.42%
Barclays Government/Credit Bond Index	5.66	6.63	5.39	6.72	(c)
S&P 500 Index	30.20	1.05	8.01	8.62	(c)
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index (b)	20.38	3.28	6.96	7.86
Lipper Mixed Asset Target Allocation Moderate Fund Average	17.09	1.97	6.66	7.19	(c)

In the current prospectus dated January 27, 2012, the expense ratio for Class AAA Shares is 1.22%. Class AAA Shares do not have a sales charge. See page 36 for the expense ratios for the year September 30, 2012.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Mixed Asset Target Allocation Moderate Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Government/Credit Bond Index.

(c)  S&P 500 Index, Barclays Government/Credit Bond Index, and the Lipper Mixed Asset Target Allocation Moderate Fund Average since inception performance are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund

By December 31, 2011, interest rates were largely unchanged from the historically low levels reached by the end of September. At both November and December meetings, the Federal Reserve members had reiterated their commitment to maintaining short interest rates at 0% for the foreseeable future and signaled that additional policy actions would be considered as needed.

Longer-term interest rates (Treasury yields) moved decidedly high in the latter part of January 2012-March 2012. The continued diminishment of concerns over Europe and a steady stream of stronger economic reports both supported sentiment favoring riskier assets and led some investors to consider whether the Federal Reserve might have to raise rates earlier than previously expected. While the Fed was still engaged in “Operation Twist,” attempting to keep longer-dated yields low, investors sold off the 10 to 30 year maturity sector, resulting in yields 0.60% higher by the end of March. Consistent with a preference for higher yield than offered by US Treasuries, investors aggressively purchased Corporate Bonds, bidding credit spreads on Baa and A rated debt sharply tighter.

Interest rates moved sharply lower amidst the focus on safety, with yields on most Treasury securities hitting record lows. The Federal Reserve decided to extend “Operation Twist” until the end of 2012. With income becoming even harder to find, investors continued their aggressive search for yield within fixed income: Utility bonds finished well ahead of, and Industrial bonds nearly matched, the return of US Treasuries, the largest sector in the BGG/C.

Much of the Fund’s return differential to its benchmark, the Barclays Government/Credit Bond Index is attributable to the shorter duration (lower interest rate sensitivity) of the Fund, which detracted whenever long Treasury yields declined and/or long-maturity credit spreads tightened. The underweight in the US Treasury sector detracted when the sector dominated index performance as a safe haven. The top contributing Fund securities for the fiscal year were led by the strongest market sector – Financial Bonds: Merrill Lynch & Co 5.0% due 15-Jan-2015 (1.2% of net assets as of September 30, 2012), Bank of America Corp 5.375% due 15-Jun-2014 (1.3%), Barclays Bank 5.0% due 22-Sep-2016 (1.1%) and Intel Corp 3.3% due 01-Oct-2021 (1.6%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2012 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	3.46%	5.03%	3.80%	5.49%
Barclays Government/Credit Bond Index	5.66	6.63	5.39	6.72	(b)
Lipper Intermediate Investment Grade Debt Fund Average	8.52	6.55	5.46	6.36	(b)

In the current prospectus dated January 27, 2012, the gross expense ratio for AAA Shares is 1.40%. The net expense ratio is 1.00%, after contractual reimbursements by Teton Advisors Inc. (the “Adviser”) in place through January 31, 2014. See page 37 for the expense ratios for the year ended September 30, 2012. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, investment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Fund is subject to interest rate and credit risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Intermediate Investment Grade Debt Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Barclays Government/Credit Bond Index and the Lipper Intermediate Investment Grade Debt Fund Average since inception performance are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morningstar® Ratings Based on Risk Adjusted Returns as of September 30, 2012. (Unaudited)

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating

FUND	Morningstar Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

GAMCO Westwood Mighty Mites AAA	Small Blend	«««««	597	««««	597	«««««	513	«««««	309
GAMCO Westwood Mighty Mites A	Small Blend	««««	597	«««	597	«««««	513	«««««	309
GAMCO Westwood Mighty Mites B	Small Blend	««««	597	«««	597	«««««	513	«««««	309
GAMCO Westwood Mighty Mites C	Small Blend	««««	597	«««	597	«««««	513	«««««	309
GAMCO Westwood Mighty Mites I	Small Blend	««««	597	««««	597	«««««	513	«««««	309

GAMCO Westwood SmallCap Equity AAA	Small Blend	««	597	««	597	««	513	«	309
GAMCO Westwood SmallCap Equity A	Small Blend	«	597	«	597	««	513	«	309
GAMCO Westwood SmallCap Equity C	Small Blend	«	597	«	597	««	513	«	309
GAMCO Westwood SmallCap Equity I	Small Blend	««	597	««	597	««	513	««	309

GAMCO Westwood Income AAA	Large Value	««««	1063	««««	1063	««««	938	««««	587
GAMCO Westwood Income A	Large Value	««««	1063	«««	1063	««««	938	««««	587
GAMCO Westwood Income C	Large Value	«««	1063	«««	1063	««««	938	«««	587
GAMCO Westwood Income I	Large Value	««««	1063	««««	1063	««««	938	««««	587

GAMCO Westwood Equity AAA	Large Blend	««	1524	««	1524	««	1328	«««	832
GAMCO Westwood Equity A	Large Blend	««	1524	««	1524	««	1328	«««	832
GAMCO Westwood Equity C	Large Blend	««	1524	««	1524	««	1328	«««	832
GAMCO Westwood Equity I	Large Blend	««	1524	««	1524	«««	1328	««««	832

GAMCO Westwood Balanced AAA	Moderate Allocation	«««	771	«««	771	«««	670	«««	381
GAMCO Westwood Balanced A	Moderate Allocation	««	771	««	771	««	670	««	381
GAMCO Westwood Balanced B	Moderate Allocation	««	771	««	771	««	670	««	381
GAMCO Westwood Balanced C	Moderate Allocation	««	771	««	771	«««	670	««	381
GAMCO Westwood Balanced I	Moderate Allocation	«««	771	«««	771	«««	670	«««	381

GAMCO Westwood Intermediate Bond AAA	Intermediate-Term Bond	«	1019	«	1019	««	888	«	615
GAMCO Westwood Intermediate Bond A	Intermediate-Term Bond	«	1019	«	1019	«	888	«	615
GAMCO Westwood Intermediate Bond B	Intermediate-Term Bond	«	1019	«	1019	«	888	«	615
GAMCO Westwood Intermediate Bond C	Intermediate-Term Bond	«	1019	«	1019	«	888	«	615
GAMCO Westwood Intermediate Bond I	Intermediate-Term Bond	«	1019	«	1019	««	888	««	615

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I shares. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Teton Advisors, Inc. is the investment manager for all GAMCO Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of a fund before investing. Each Fund’s prospectus contains information about these and other matters and should be read carefully before investing and is available by calling 800-WESTWOOD, online at www.tetonadv.com or from your financial adviser. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580. Call 800-WESTWOOD for a prospectus.

GAMCO Westwood Funds Disclosure of Fund Expenses (Unaudited) For the Six Month Period from April 1, 2012 through September 30, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2012.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Annualized Expense Ratio	Expenses Paid During Period*
GAMCO Westwood Mighty Mites Fund
Actual Fund Return
Class AAA	$1,000.00	$1,022.20	1.39%	$ 7.03
Class A	$1,000.00	$1,020.30	1.65%	$ 8.33
Class B	$1,000.00	$1,018.70	2.14%	$10.80
Class C	$1,000.00	$1,017.50	2.14%	$10.79
Class I	$1,000.00	$1,023.10	1.16%	$ 5.87
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.39%	$ 7.01
Class A	$1,000.00	$1,016.75	1.65%	$ 8.32
Class B	$1,000.00	$1,014.30	2.14%	$10.78
Class C	$1,000.00	$1,014.30	2.14%	$10.78
Class I	$1,000.00	$1,019.20	1.16%	$ 5.86
GAMCO Westwood SmallCap Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$ 943.30	1.49%	$ 7.24
Class A	$1,000.00	$ 941.70	1.74%	$ 8.45
Class C	$1,000.00	$ 939.80	2.24%	$10.86
Class I	$1,000.00	$ 944.50	1.24%	$ 6.03
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.55	1.49%	$ 7.52
Class A	$1,000.00	$1,016.30	1.74%	$ 8.77
Class C	$1,000.00	$1,013.80	2.24%	$11.28
Class I	$1,000.00	$1,018.80	1.24%	$ 6.26
GAMCO Westwood Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,018.50	1.99%	$10.04
Class A	$1,000.00	$1,017.00	2.24%	$11.30
Class C	$1,000.00	$1,014.60	2.74%	$13.80
Class I	$1,000.00	$1,019.70	1.74%	$ 8.79
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.05	1.99%	$10.02
Class A	$1,000.00	$1,013.80	2.24%	$11.28
Class C	$1,000.00	$1,011.30	2.74%	$13.78
Class I	$1,000.00	$1,016.30	1.74%	$ 8.77
GAMCO Westwood Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$1,014.30	1.55%	$ 7.81
Class A	$1,000.00	$1,012.30	1.80%	$ 9.06
Class C	$1,000.00	$1,010.50	2.30%	$11.56
Class I	$1,000.00	$1,015.30	1.31%	$ 6.60
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.25	1.55%	$ 7.82
Class A	$1,000.00	$1,016.00	1.80%	$ 9.07
Class C	$1,000.00	$1,013.50	2.30%	$11.58
Class I	$1,000.00	$1,018.45	1.31%	$ 6.61
GAMCO Westwood Balanced Fund
Actual Fund Return
Class AAA	$1,000.00	$1,016.90	1.28%	$ 6.45
Class A	$1,000.00	$1,016.50	1.53%	$ 7.71
Class B	$1,000.00	$1,013.40	2.04%	$10.27
Class C	$1,000.00	$1,012.90	2.03%	$10.22
Class I	$1,000.00	$1,020.50	1.04%	$ 5.25
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.60	1.28%	$ 6.46
Class A	$1,000.00	$1,017.35	1.53%	$ 7.72
Class B	$1,000.00	$1,014.80	2.04%	$10.28
Class C	$1,000.00	$1,014.85	2.03%	$10.23
Class I	$1,000.00	$1,019.80	1.04%	$ 5.25
GAMCO Westwood Intermediate Bond Fund
Actual Fund Return
Class AAA	$1,000.00	$1,020.50	0.99%	$ 5.00
Class A	$1,000.00	$1,019.50	1.09%	$ 5.50
Class B	$1,000.00	$1,016.50	1.74%	$ 8.77
Class C	$1,000.00	$1,017.40	1.74%	$ 8.78
Class I	$1,000.00	$1,021.50	0.75%	$ 3.79
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.05	0.99%	$ 5.00
Class A	$1,000.00	$1,019.55	1.09%	$ 5.50
Class B	$1,000.00	$1,016.30	1.74%	$ 8.77
Class C	$1,000.00	$1,016.30	1.74%	$ 8.77
Class I	$1,000.00	$1,021.25	0.75%	$ 3.79
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2012:

GAMCO Westwood Mighty Mites Fund

Health Care	11.5%
Diversified Industrial	8.8%
Financial Services	7.4%
Consumer Products	5.8%
U.S. Government Obligations	5.8%
Equipment and Supplies	5.2%
Electronics	5.1%
Business Services	4.9%
Food and Beverage	4.0%
Computer Software and Services	3.4%
Broadcasting	3.4%
Aviation: Parts and Services	3.0%
Automotive: Parts and Accessories	3.0%
Restaurants	2.7%
Retail	2.4%
Machinery	2.0%
Telecommunications	2.0%
Hotels and Gaming	1.9%
Specialty Chemicals	1.7%
Publishing	1.7%
Real Estate	1.5%
Energy and Utilities: Services	1.4%
Energy and Utilities: Natural Gas	1.0%
Metals and Mining	1.0%

Commercial Services	1.0%
Educational Services	0.9%
Building and Construction	0.8%
Energy and Utilities: Water	0.8%
Semiconductors	0.7%
Consumer Services	0.6%
Energy and Utilities: Oil	0.6%
Manufactured Housing and Recreational Vehicles	0.5%
Energy and Utilities: Integrated	0.5%
Automotive	0.5%
Communications Equipment	0.4%
Transportation	0.4%
Entertainment	0.4%
Aerospace and Defense	0.4%
Agriculture	0.3%
Environmental Control	0.2%
Paper and Forest Products	0.2%
Closed-End Business Development Company	0.1%
Cable	0.0%
Airlines	0.0%
Computer Hardware	0.0%
Other Assets and Liabilities (Net)	0.1%

100.0%

GAMCO Westwood SmallCap Equity Fund

Financial Services	13.9%
Energy and Utilities	10.3%
Electronics	8.8%
Retail	7.3%
Computer Software and Services	7.0%
Health Care	6.9%
Business Services	6.5%
Diversified Industrial	6.3%
Semiconductors	5.5%
Aerospace	3.9%
Metals and Mining	3.8%
Building and Construction	3.6%
U.S. Government Obligations	3.4%
Equipment and Supplies	3.4%

Machinery	2.1%
Consumer Products	2.0%
Computer Hardware	1.6%
Telecommunications	1.5%
Specialty Chemicals	1.2%
Entertainment	0.5%
Automotive: Parts and Accessories	0.3%
Publishing	0.3%
Automotive	0.2%
Communications Equipment	0.1%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

GAMCO Westwood Income Fund

Health Care	14.4%
U.S. Government Obligations	12.2%
Food and Beverage	12.1%
Financial Services	10.1%
Energy and Utilities: Oil	6.0%
Specialty Chemicals	4.7%
Telecommunications	4.1%
Energy and Utilities: Services	3.9%
Energy and Utilities: Natural Gas	3.7%
Diversified Industrial	3.7%
Energy and Utilities: Water	3.5%
Banking	3.2%
Paper and Forest Products	2.7%
Electronics	2.6%
Metals and Mining	2.4%
Wireless Communications	2.0%
Retail	1.7%

Consumer Products	1.7%
Real Estate Investment Trusts	1.7%
Computer Hardware	1.0%
Environmental Services	0.9%
Energy and Utilities: Integrated	0.8%
Agriculture	0.4%
Other Assets and Liabilities (Net)	0.5%

100.0%

Summary of Portfolio Holdings (Continued) (Unaudited)

GAMCO Westwood Equity Fund

Health Care	19.5%
Financial Services	10.5%
Energy: Oil	9.6%
Banking	9.1%
Computer Software and Services	7.3%
Retail	5.1%
Entertainment	4.2%
Food and Beverage	4.2%
Communications Equipment	3.2%
Aerospace	3.1%
Electronics	3.0%
Wireless Communications	2.2%

Cable and Satellite	2.2%
Energy: Natural Gas	2.1%
Energy: Integrated	2.1%
Automotive	2.0%
Specialty Chemicals	2.0%
Diversified Industrial	2.0%
Transportation	2.0%
Machinery	1.7%
Equipment and Supplies	1.0%
Other Assets and Liabilities (Net)	1.9%

100.0%

GAMCO Westwood Balanced Fund

Health Care	12.3%
Banking	10.2%
U.S. Government Obligations	8.8%
Energy: Oil	8.4%
Financial Services	7.8%
Computer Software and Services	5.0%
Retail	4.2%
Federal National Mortgage Association	4.0%
Electronics	3.6%
Food and Beverage	3.5%
Mutual Funds	3.3%
Transportation	2.8%
Diversified Industrial	2.7%
Entertainment	2.6%
Energy: Natural Gas	2.4%

Wireless Communications	2.2%
Federal Home Loan Mortgage Corp.	2.0%
Communications Equipment	1.9%
Energy: Integrated	1.8%
Aerospace	1.8%
Cable and Satellite	1.6%
Automotive	1.4%
Specialty Chemicals	1.1%
Machinery	1.0%
Metals and Mining	0.9%
Real Estate Investment Trusts	0.8%
Equipment and Supplies	0.6%
Other Assets and Liabilities (Net)	1.3%

100.0%

GAMCO Westwood Intermediate Bond Fund

Corporate Bonds	38.2%
U.S. Government Agency Obligations	29.9%
U.S. Government Obligations	21.7%

Short-Term Investments	17.4%
Other Assets and Liabilities (Net)	(7.2)%

100.0%

The GAMCO Westwood Funds (the “Funds”) file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 93.9%
	Aerospace and Defense — 0.4%
263,412	Innovative Solutions & Support Inc.†	$1,233,742	$1,048,380
158,229	Kratos Defense & Security Solutions Inc.†	1,677,574	924,057

		2,911,316	1,972,437

	Agriculture — 0.3%
225	J.G. Boswell Co.	144,675	199,125
69,000	Limoneira Co.	1,383,215	1,271,670

		1,527,890	1,470,795

	Airlines — 0.0%
225,000	AMR Corp.†	86,373	82,125

	Automotive — 0.5%
26,200	Lithia Motors Inc., Cl. A	462,577	872,722
66,500	Sonic Automotive Inc., Cl. A	849,600	1,262,170
80,000	Wabash National Corp.†	150,889	570,400

		1,463,066	2,705,292

	Automotive: Parts and Accessories — 2.9%
5,000	China Automotive Systems Inc.†	25,813	19,300
105,000	Dana Holding Corp.	624,230	1,291,500
23,000	Federal-Mogul Corp.†	345,297	210,450
136,600	Modine Manufacturing Co.†	1,052,167	1,008,108
60,000	Puradyn Filter Technologies Inc.†	13,098	7,500
31,517	Shiloh Industries Inc.	325,425	353,621
27,200	Spartan Motors Inc.	137,501	136,000
281,000	Standard Motor Products Inc.	2,553,785	5,176,020
169,828	Strattec Security Corp.(a)	3,481,790	3,615,638
133,261	Superior Industries International Inc.	2,174,022	2,277,430
40,000	Tenneco Inc.†	124,690	1,120,000
150,002	The Pep Boys - Manny, Moe & Jack	1,554,206	1,527,020

		12,412,024	16,742,587

	Aviation: Parts and Services — 3.0%
13,500	Astronics Corp.†	207,652	415,800
1,350	Astronics Corp., Cl. B†	20,537	46,204
124,485	Ducommun Inc.†	2,119,890	1,692,996
1,178,800	GenCorp Inc.†	5,109,654	11,186,812
116,601	Kaman Corp.	2,056,561	4,181,312

		9,514,294	17,523,124

	Broadcasting — 3.4%
614,200	Acme Communications Inc.	294,567	555,851
548,000	Beasley Broadcast Group Inc., Cl. A†(a)	2,912,532	2,674,240
70,000	Crown Media Holdings Inc., Cl. A†	326,315	116,900
3,700	Cumulus Media Inc., Cl. A†	2,201	10,138
73,800	Entercom Communications Corp., Cl. A†	57,010	506,268
15,000	Equity Media Holdings Corp.†	44,866	20
190,261	Fisher Communications Inc.†	3,981,560	6,993,994
924	Granite Broadcasting Corp.†(b)	24,780	5
617,500	Gray Television Inc.†	406,570	1,407,900
30,832	Gray Television Inc., Cl. A†	52,106	61,664
160,834	LIN TV Corp., Cl. A†	343,768	707,670
870,029	Media General Inc., Cl. A†	3,769,715	4,506,750
318,132	Salem Communications Corp., Cl. A	1,186,326	1,667,012
50,000	Sinclair Broadcast Group Inc., Cl. A	89,853	560,500

		13,492,169	19,768,912

	Building and Construction — 0.8%
750,027	Huttig Building Products Inc.†	771,493	1,087,539

Shares		Cost	Market Value
176,000	Material Sciences Corp.†	$327,125	$1,608,640
68,974	MYR Group Inc.†	1,524,397	1,376,031
500	Nortek Inc.†	20,053	27,365
29,300	The Monarch Cement Co.	760,742	659,250

		3,403,810	4,758,825

	Business Services — 4.9%
61,900	ACCO Brands Corp.†	642,249	401,731
28,000	ANC Rental Corp.†(b)	840	3
241,000	Ascent Capital Group Inc., Cl. A†	6,356,530	13,016,410
19,000	Cenveo Inc.†	63,979	43,510
103	Chazak Value Corp.†(b)	0	0
657,889	Edgewater Technology Inc.†(a)	2,000,320	2,572,346
1,335	FleetCor Technologies Inc.†	884	59,808
50,000	Fortegra Financial Corp.†	394,500	396,500
105,236	GP Strategies Corp.†	958,211	2,033,160
40,000	Intermec Inc.†	283,393	248,400
440,231	Internap Network Services Corp.†	2,843,239	3,103,629
6,500	Keynote Systems Inc.	122,922	94,120
1,500	Liquidity Services Inc.†	7,977	75,315
254,080	ModusLink Global Solutions Inc.†	1,205,348	937,555
290,900	Pure Technologies Ltd.†	1,343,932	1,420,323
164,438	Stamps.com Inc.†	1,504,891	3,805,095
175,000	Trans-Lux Corp.†	79,616	56,000

		17,808,831	28,263,905

	Cable — 0.0%
90,000	Adelphia Communications Corp., Cl. A†(b)	15,750	0
90,000	Adelphia Communications Corp., Escrow†(b)	0	0
90,000	Adelphia Recovery Trust†(b)	0	441
20,000	Outdoor Channel Holdings Inc.	133,746	145,600

		149,496	146,041

	Closed-End Business Development Company — 0.1%
45,000	MVC Capital Inc.	499,586	576,000

	Commercial Services — 1.0%
23,300	ICF International Inc.†	558,939	468,330
32,029	KAR Auction Services Inc.†	443,660	632,252
20,000	Macquarie Infrastructure Co. LLC	363,599	829,600
34,000	McGrath RentCorp	914,596	887,060
30,000	Pendrell Corp.†	48,782	33,900
208,375	PRGX Global Inc.†	1,229,747	1,783,690
780,000	Swisher Hygiene Inc.†	824,595	1,079,036

		4,383,918	5,713,868

	Communications Equipment — 0.4%
4,900	Communications Systems Inc.	53,589	55,272
35,000	Sycamore Networks Inc.†	491,397	539,000
265,077	Symmetricom Inc.†	1,459,762	1,847,587
3,000	Technical Communications Corp.	18,350	18,480
30,000	ViewCast.com Inc.†	14,100	2,280

		2,037,198	2,462,619

	Computer Hardware — 0.0%
20,220	Dot Hill Systems Corp.†	59,738	21,635

	Computer Software and Services — 3.4%
226,900	Callidus Software Inc.†	1,384,954	1,118,617
16,000	Cinedigm Digital Cinema Corp., Cl. A†	27,077	21,600
102,538	Computer Task Group Inc.†	957,516	1,659,065
15,000	Daegis Inc.†	23,015	18,750
28,204	Dynamics Research Corp.†	394,133	193,197
70,000	EarthLink Inc.	528,346	498,400

See accompanying notes to financial statements.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
30,000	Emulex Corp.†	$230,745	$216,300
680,000	FalconStor Software Inc.†	2,513,872	1,598,000
451,900	Furmanite Corp.†	2,680,789	2,566,792
1,910	Gemalto NV	10,942	168,007
481,192	Global Sources Ltd.†	3,475,602	3,156,619
45,300	GSE Systems Inc.†	245,965	92,412
153,000	Guidance Software Inc.†	955,578	1,722,780
350,000	Harris Interactive Inc.†	396,911	511,000
437,709	Lionbridge Technologies Inc.†	1,558,896	1,540,736
107,900	Mercury Computer Systems Inc.†	1,571,961	1,145,898
165,000	Mitek Systems Inc.†	703,808	532,950
4,400	MTS Systems Corp.	166,619	235,620
154,831	Official Payments Holdings Inc.†	884,484	763,317
115,096	Pervasive Software Inc.†	754,855	989,826
38,500	Rimage Corp.	480,136	259,875
51,541	Schawk Inc.	793,623	672,610
3,800	Tyler Technologies Inc.†	39,378	167,276

		20,779,205	19,849,647

	Consumer Products — 5.8%
244,289	A. T. Cross Co., Cl. A†	2,436,018	2,435,561
2,000	Brunswick Corp.	30,085	45,260
29,000	Callaway Golf Co.	191,165	178,060
585,000	Eastman Kodak Co.†	307,064	108,810
56,000	Heelys Inc.†	210,095	100,800
4,300	Johnson Outdoors Inc., Cl. A†	33,657	91,977
119,376	Kid Brands Inc.†	869,672	182,645
11,400	Lakeland Industries Inc.†	109,829	70,794
692,487	Marine Products Corp.	4,239,423	4,127,223
13,000	MarineMax Inc.†	63,807	107,770
200	National Presto Industries Inc.	5,745	14,576
130,009	Oil-Dri Corp. of America	2,310,084	3,008,408
22,550	PC Group Inc.†	36,025	139
859,500	Schiff Nutrition International Inc.†	6,211,570	20,791,305
62,900	Steinway Musical Instruments Inc.†	1,226,627	1,532,244
41,530	Syratech Corp.†	10,383	2,097
157,917	The Wet Seal Inc., Cl. A†	580,500	497,439
122,200	ValueVision Media Inc., Cl. A†	562,046	287,170

		19,433,795	33,582,278

	Consumer Services — 0.6%
485,500	1-800-FLOWERS.COM Inc., Cl. A†	1,407,277	1,810,915
27,000	Bowlin Travel Centers Inc.†	30,327	38,475
800	Collectors Universe Inc.	1,329	11,224
175,000	Stewart Enterprises Inc., Cl. A	1,023,574	1,469,125
3,500	Valassis Communications Inc.†	4,639	86,415
31,605	XO Group Inc.†	274,201	263,902

		2,741,347	3,680,056

	Diversified Industrial — 8.8%
20,000	A.M. Castle & Co.†	219,152	249,800
54,000	American Railcar Industries Inc.†	726,623	1,530,360
208,800	Ampco-Pittsburgh Corp.	5,153,287	3,852,360
163,000	Burnham Holdings Inc., Cl. A(a)	2,357,852	2,445,000
126,197	Chase Corp.	1,766,411	2,318,239
127,300	Columbus McKinnon Corp.†	2,109,769	1,923,503
180,600	FormFactor Inc.†	1,478,920	1,009,554
49,300	Graham Corp.	701,770	890,851
274,603	Griffon Corp.	2,849,380	2,828,411
392,800	Handy & Harman Ltd.†	2,279,784	5,805,584
25,000	Haulotte Group SA†	134,090	181,513
17,000	Haynes International Inc.	841,779	886,550
243,987	Katy Industries Inc.†	297,634	117,114
21,464	L.B. Foster Co., Cl. A	693,643	694,146
57,500	Lawson Products Inc.	920,234	397,900

Shares		Cost	Market Value
183,949	Lydall Inc.†	$1,744,412	$2,591,841
60,255	Magnetek Inc.†	1,116,652	678,471
306,900	Myers Industries Inc.	2,819,748	4,793,778
402,800	National Patent Development Corp.†	625,586	1,107,700
213,375	Park-Ohio Holdings Corp.†	3,766,123	4,623,836
3,200	Raven Industries Inc.	78,948	94,176
15,200	RWC Inc.†	257,184	133,000
384,035	Sevcon Inc.†(a)	1,987,007	1,766,561
82,000	Standex International Corp.	2,430,102	3,644,900
28,000	Steel Partners Holdings LP†	331,173	323,960
380,000	Techprecision Corp.†	765,168	357,200
94,483	Tredegar Corp.	1,645,481	1,676,128
166,068	Twin Disc Inc.	3,508,103	2,972,617
61,290	Vishay Precision Group Inc.†	1,012,875	856,834

		44,618,890	50,751,887

	Educational Services — 0.9%
355,000	Corinthian Colleges Inc.†	1,894,359	844,900
329,100	Universal Technical Institute Inc.	6,062,625	4,508,670
108,500	Voyager Learning Co., Escrow†(b)	0	0

		7,956,984	5,353,570

	Electronics — 5.1%
12,000	A123 Systems Inc.†	11,464	3,000
37,500	Alliance Semiconductor Corp.†	99,246	13,125
14,000	Badger Meter Inc.	477,554	509,460
45,451	Ballantyne Strong Inc.†	205,439	189,076
107,300	Bel Fuse Inc., Cl. A	2,027,088	1,875,604
1,800	Bel Fuse Inc., Cl. B	36,012	33,624
69,050	BTU International Inc.†	276,026	151,910
17,139	CSR plc, ADR	251,601	347,408
301,500	CTS Corp.	2,343,352	3,036,105
31,000	Daktronics Inc.	278,481	294,810
101,867	Dialight plc	1,243,483	1,977,234
98,049	Electro Scientific Industries Inc.	1,219,030	1,198,159
35,000	IMAX Corp.†	147,400	696,850
4,000	Iteris Inc.†	5,620	6,080
50,500	Mesa Laboratories Inc.	1,266,626	2,443,190
72,800	Methode Electronics Inc.	363,791	706,888
34,030	MIPS Technologies Inc.†	218,916	251,482
75,000	MOCON Inc.	1,121,749	1,111,500
69,500	MoSys Inc.†	130,660	280,780
63,800	Newport Corp.†	399,295	705,628
51,200	Park Electrochemical Corp.	1,104,059	1,271,296
70,000	Pericom Semiconductor Corp.†	699,279	607,950
330,000	Pulse Electronics Corp.	1,602,752	270,600
56,000	Rofin-Sinar Technologies Inc.†	1,317,883	1,104,880
79,000	Schmitt Industries Inc.†	214,990	256,750
6,776	Sparton Corp.†	77,815	85,716
265,200	Stoneridge Inc.†	1,373,924	1,318,044
33,000	Texas Industries Inc.†	1,092,433	1,341,450
134,900	Ultra Clean Holdings†	287,575	770,279
224,650	Ultralife Corp.†	1,239,532	698,661
77,800	Ultratech Inc.†	1,323,601	2,441,364
204,000	Zygo Corp.†	1,619,907	3,731,160

		24,076,583	29,730,063

	Energy and Utilities: Integrated — 0.5%
179,800	Headwaters Inc.†	719,458	1,183,084
29,500	MGE Energy Inc.	1,030,612	1,563,205

		1,750,070	2,746,289

	Energy and Utilities: Natural Gas — 1.0%
71,554	Abraxas Petroleum Corp.†	291,491	164,574
22,342	American DG Energy Inc.†	57,459	57,866
34,500	Chesapeake Utilities Corp.	946,099	1,633,920
90,570	Corning Natural Gas Corp.	1,015,904	1,412,892
82,580	Delta Natural Gas Co. Inc.	1,154,988	1,598,749
95,800	Gastar Exploration Ltd.†	406,048	159,028

See accompanying notes to financial statements.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas (Continued)
3,000	Piedmont Natural Gas Co. Inc.	$101,218	$97,440
35,400	RGC Resources Inc.	401,299	636,492
15,200	U.S. Energy Corp.†	57,250	32,680
10,928	Whitecap Resources Inc.†	92,690	82,146

		4,524,446	5,875,787

	Energy and Utilities: Oil — 0.6%
194,844	Callon Petroleum Co.†	1,328,335	1,198,291
24,333	Halcon Resources Corp.†	137,637	178,363
10,900	Mitcham Industries Inc.†	173,694	173,637
63,600	Tesco Corp.†	543,737	679,248
197,600	Triangle Petroleum Corp.†	1,473,400	1,414,816

		3,656,803	3,644,355

	Energy and Utilities: Services — 1.4%
58,000	Archer Ltd.†	217,203	87,675
85,300	Dawson Geophysical Co.†	2,503,658	2,154,678
20,000	Flotek Industries Inc.†	199,476	253,400
24,690	Gulf Island Fabrication Inc.	677,075	688,110
119,008	Layne Christensen Co.†	2,843,324	2,333,747
70,100	Pike Electric Corp.†	661,297	557,295
90,000	RPC Inc.	173,633	1,070,100
9,500	Subsea 7 SA, ADR	32,064	219,545
10,000	TGC Industries Inc.†	74,278	72,000
125,900	Union Drilling Inc.†	918,442	817,091

		8,300,450	8,253,641

	Energy and Utilities: Water — 0.8%
6,000	Artesian Resources Corp., Cl. A	73,322	139,380
42,174	Cadiz Inc.†	513,311	409,510
5,000	California Water Service Group	55,553	93,250
65,000	Consolidated Water Co. Ltd.	699,457	537,550
55,000	Energy Recovery Inc.†	235,781	162,800
11,200	Middlesex Water Co.	187,867	214,592
99,300	SJW Corp.	2,338,311	2,518,248
28,500	The York Water Co.	398,710	522,690

		4,502,312	4,598,020

	Entertainment — 0.4%
40,500	Canterbury Park Holding Corp.	414,930	411,075
1,802	Chestnut Hill Ventures†(b)	66,907	117,443
252,500	Dover Motorsports Inc.†	513,680	350,975
674,641	Entravision Communications Corp., Cl. A	1,575,361	904,019
43,000	RealD Inc.†	497,571	384,420
15,000	Triple Crown Media Inc.†(b)	274	3

		3,068,723	2,167,935

	Environmental Control — 0.2%
7,500	BioteQ Environmental Technologies Inc.†	12,419	1,259
319,800	Casella Waste Systems Inc., Cl. A†	1,659,961	1,368,744

		1,672,380	1,370,003

	Equipment and Supplies — 5.2%
2,000	AZZ Inc.	34,894	75,960
709,100	Capstone Turbine Corp.†	1,336,107	709,100
127,500	CIRCOR International Inc.	4,034,055	4,813,125
317,549	Core Molding Technologies Inc.†	1,239,905	2,321,283
444,000	Federal Signal Corp.†	2,709,315	2,806,080
308,804	Gerber Scientific Inc., Escrow†(b)	0	3,088
8,500	Gildemeister AG	61,536	150,846
590,000	Interpump Group SpA	4,162,140	4,378,486
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	282,163
89,000	Met-Pro Corp.	962,827	796,550
11,800	Mine Safety Appliances Co.	367,269	439,786

Shares		Cost	Market Value
17,903	Powell Industries Inc.†	$634,070	$692,309
258,566	SL Industries Inc.†(a)	2,502,973	3,671,637
36,992	The Eastern Co.	547,632	693,230
44,563	The Gorman-Rupp Co.	1,151,717	1,203,201
15,000	The Greenbrier Companies Inc.†	216,179	242,100
309,615	The L.S. Starrett Co., Cl. A(a)	3,641,460	3,984,745
48,979	Titan Machinery Inc.†	840,433	993,294
142,000	TransAct Technologies Inc.†	636,670	1,030,920
55,500	Vicor Corp.†	409,310	370,185
27,000	WaterFurnace Renewable Energy Inc.	544,223	460,574
300	Watts Water Technologies Inc., Cl. A	4,589	11,349

		26,145,421	30,130,011

	Financial Services — 7.4%
49,400	Anchor Bancorp.†	508,737	576,498
45,500	BBCN Bancorp Inc.†	386,836	573,755
17,100	Berkshire Bancorp Inc.†	225,938	140,733
3,900	Berkshire Hills Bancorp Inc.	78,058	89,232
500	BKF Capital Group Inc.†	555	532
75	Burke & Herbert Bank and Trust Co.	95,726	166,612
40,000	Capital Financial Holdings Inc.†	35,200	2,718
6,791	Capitol Federal Financial Inc.	75,244	81,220
29,000	Crazy Woman Creek Bancorp Inc.†	501,616	220,980
450,010	Epoch Holding Corp.	3,558,213	10,395,231
260	Farmers & Merchants Bank of Long Beach	1,128,440	1,157,000
10,751	Fidelity Southern Corp.	67,800	101,704
183,600	Flushing Financial Corp.	2,555,541	2,900,880
10	Guaranty Corp., Cl. A†	137,500	401,250
125,710	Hallmark Financial Services†	1,064,932	1,023,279
6,600	Hampden Bancorp Inc.	75,984	83,490
16,000	Hancock Holding Co.	200,587	495,200
39,900	Heritage Financial Group Inc.	414,190	524,286
66,137	Hudson Valley Holding Corp.	1,248,858	1,127,636
175,723	JMP Group Inc.	1,462,799	964,719
30,000	Kaiser Federal Financial Group Inc.	300,000	452,700
90,843	KKR & Co. LP	265,210	1,372,638
25,000	Knight Capital Group Inc., Cl. A†	61,335	67,000
148,462	Meadowbrook Insurance Group Inc.	1,429,095	1,141,673
95,000	Medallion Financial Corp.	747,912	1,121,950
11,055	New York Community Bancorp Inc.	143,811	156,539
28,500	Newport Bancorp Inc.†	356,595	422,370
5,697	Northrim BanCorp Inc.	119,035	114,738
40,000	Oritani Financial Corp.	412,856	602,000
6,000	Provident New York Bancorp	70,885	56,460
45,300	Pzena Investment Management Inc., Cl. A	204,676	236,013
401,838	Steel Excel Inc.†	11,556,023	10,146,409
11	Sunwest Bank†	311,201	292,325
283,800	SWS Group Inc.†	2,190,563	1,734,018
11,000	The Ziegler Companies Inc.†	213,356	253,000
7,500	Tree.com Inc.†	61,967	117,525
55,000	Trustco Bank Corp NY	253,000	314,600
45,900	Washington Trust Bancorp Inc.	1,029,683	1,205,793
87,100	Westfield Financial Inc.	746,912	652,379
38,100	Wilshire Bancorp Inc.†	330,044	240,030
100,000	WisdomTree Investments Inc.†	402,626	670,000
30,000	Xenith Bankshares Inc.†	127,500	141,000

		35,157,039	42,538,115

	Food and Beverage — 4.0%
2,300	Andrew Peller Ltd., Cl. A	22,063	23,676

See accompanying notes to financial statements.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
200	Annie’s Inc.†	$3,800	$8,968
52,000	Calavo Growers Inc.	1,163,222	1,300,000
118,000	Caribou Coffee Co. Inc.†	1,227,152	1,620,140
27,000	Diamond Foods Inc.	621,061	508,140
21,000	Feihe International Inc.†	188,063	126,630
1,100	Hanover Foods Corp., Cl. A	110,881	107,745
102,400	Inventure Foods Inc.†	495,871	582,656
2,000	J & J Snack Foods Corp.	28,830	114,660
228,300	Lifeway Foods Inc.	2,213,439	2,168,850
13,000	MGP Ingredients Inc.	60,352	49,660
32,500	Peet’s Coffee & Tea Inc.†	1,365,240	2,383,550
7,800	Rock Field Co. Ltd.	125,557	148,224
5,900	Scheid Vineyards Inc., Cl. A†	89,940	81,862
299,000	Smart Balance Inc.†	1,593,760	3,611,920
162,000	Snyders-Lance Inc.	3,484,478	4,050,000
4,000	Spartan Stores Inc.	80,124	61,240
19,500	The Boston Beer Co. Inc., Cl. A†	526,832	2,183,415
45,000	The Hain Celestial Group Inc.†	916,110	2,835,000
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	813,059
280,000	Vitasoy International Holdings Ltd.	133,057	245,188
23,000	Willamette Valley Vineyards Inc.†	88,087	89,700

		14,931,706	23,114,283

	Health Care — 11.4%
32,960	Accuray Inc.†	244,893	233,357
5,000	Alere Inc.†	94,541	97,450
70,000	AngioDynamics Inc.†	902,896	854,000
13,800	ArthroCare Corp.†	165,518	447,120
342,663	Biolase Inc.†	460,050	585,954
72,000	Bio-Reference Laboratories Inc.†	1,539,889	2,057,760
40,000	BioScrip Inc.†	301,840	364,400
10,000	Boiron SA	166,957	304,557
700	Bruker Corp.†	4,186	9,163
399,039	Cantel Medical Corp.	5,996,772	10,805,976
21,000	Cardica Inc.†	81,246	30,240
110,000	CardioNet Inc.†	557,034	277,200
98,500	Cardiovascular Systems Inc.†	914,154	1,138,660
62,500	Cepheid Inc.†	595,116	2,156,875
116,800	Cutera Inc.†	963,672	872,496
60,000	Cynosure Inc., Cl. A†	508,551	1,582,800
3,700	DexCom Inc.†	41,173	55,611
21,963	DGT Holdings Corp.†	314,640	282,225
136,300	Exactech Inc.†	2,258,072	2,430,229
39,549	Heska Corp.	381,600	356,732
1,422	ICU Medical Inc.†	48,057	86,003
10,000	Indevus Pharmaceuticals Inc., Escrow†(b)	0	11,000
554,400	InfuSystems Holdings Inc.†	1,467,291	975,744
1,000	InterMune Inc.†	10,405	8,970
172,500	IntriCon Corp.†	678,398	903,900
600,045	IRIS International Inc.†	6,198,662	11,712,878
95,597	LeMaitre Vascular Inc.	633,084	613,733
102,000	Lexicon Pharmaceuticals Inc.†	260,200	236,640
9,000	MAKO Surgical Corp.†	196,310	156,690
65,000	Meridian Bioscience Inc.	1,234,447	1,246,700
41,476	Metropolitan Health Networks Inc.†	219,129	387,386
88,500	Neogen Corp.†	542,924	3,778,950
4,600	NeoGenomics Inc.†	8,548	13,846
1,800	NMT Medical Inc.†	5,643	4
1,000	Nutraceutical International Corp.†	11,755	15,760
44,612	Omnicell Inc.†	732,122	620,107
50,000	Opko Health Inc.†	108,408	209,000
17,500	Orthofix International NV†	279,401	783,125

Shares		Cost	Market Value
132,800	Pain Therapeutics Inc.†	$596,896	$670,640
208,000	Palomar Medical Technologies Inc.†	2,884,573	1,963,520
10,000	PreMD Inc.†	18,320	26
152,561	Quidel Corp.†	1,733,466	2,887,980
444,738	Rochester Medical Corp.†	4,878,817	5,252,356
69,000	RTI Biologics Inc.†	361,908	287,730
37,000	Skilled Healthcare Group Inc., Cl. A†	344,535	237,910
213,900	Strategic Diagnostics Inc.†	207,526	267,375
1,767	SurModics Inc.†	20,446	35,729
95,000	Syneron Medical Ltd.†	819,192	926,250
2,000	Targanta Therapeutics Corp., Escrow†(b)	0	1,280
125,000	Trinity Biotech plc, ADR	1,105,442	1,571,250
81,000	United-Guardian Inc.	716,135	1,530,900
5,174	Utah Medical Products Inc.	143,347	175,864
139,831	Vascular Solutions Inc.†	1,396,454	2,070,897
32,800	Young Innovations Inc.	716,593	1,282,480

		45,071,234	65,865,428

	Hotels and Gaming — 1.9%
73,540	Churchill Downs Inc.	2,699,766	4,612,429
262,000	Dover Downs Gaming & Entertainment Inc.	1,276,035	652,380
2,500	Florida Gaming Corp.†	6,252	2,000
6,000	Gaylord Entertainment Co.†	139,035	237,180
327,522	Morgans Hotel Group Co.†	2,509,681	2,102,691
8,500	Multimedia Games Holding Co. Inc.†	76,734	133,705
148,020	Pinnacle Entertainment Inc.†	1,549,145	1,813,245
15,900	Red Lion Hotels Corp.†	133,808	99,375
120,000	The Marcus Corp.	1,391,195	1,332,000

		9,781,651	10,985,005

	Machinery — 2.0%
84,044	Astec Industries Inc.†	2,591,197	2,656,631
11,000	DXP Enterprises Inc.†	140,765	525,470
134,000	Flow International Corp.†	210,750	495,800
147,000	Global Power Equipment Group Inc.	3,436,146	2,718,030
6,000	Hardinge Inc.	54,215	61,500
108,111	Key Technology Inc.†	1,948,398	1,037,866
6,000	Lindsay Corp.	180,673	431,820
50,300	Tennant Co.	1,073,836	2,153,846
14,800	The Middleby Corp.†	464,969	1,711,472

		10,100,949	11,792,435

	Manufactured Housing and Recreational Vehicles — 0.5%
14,159	Arctic Cat Inc.†	190,725	587,032
20,000	Cavco Industries Inc.†	591,781	917,800
53,000	Nobility Homes Inc.†	508,754	292,825
67,585	Skyline Corp.	758,481	365,635
61,000	Winnebago Industries Inc.†	626,036	770,430

		2,675,777	2,933,722

	Metals and Mining — 1.0%
87,400	5N Plus Inc.†	315,355	189,362
650,000	Alkane Resources Ltd.†	704,489	647,276
20,000	Camino Minerals Corp.†	3,744	1,729
100,000	Duluth Metals Ltd.†	298,512	239,040
178,800	Materion Corp.	3,785,500	4,255,440
600,000	Tanami Gold NL†	556,226	485,457

		5,663,826	5,818,304

	Paper and Forest Products — 0.2%
14,669	Keweenaw Land Association Ltd.†	1,254,074	1,172,053

	Publishing — 1.7%
171,300	Belo Corp., Cl. A	348,288	1,341,279

See accompanying notes to financial statements.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Publishing (Continued)
124,000	Cambium Learning Group Inc.†	$471,246	$122,760
820,000	Il Sole 24 Ore SpA†	1,483,536	639,094
1,140,000	Journal Communications Inc., Cl. A†	2,774,202	5,928,000
145,000	The E.W. Scripps Co., Cl. A†	533,809	1,544,250

		5,611,081	9,575,383

	Real Estate — 1.5%
30,000	Ambase Corp.†	77,600	80,700
9,500	Bresler & Reiner Inc.†	131,829	5,938
15,800	Capital Properties Inc., Cl. A	189,536	142,200
6,000	Capital Properties Inc., Cl. B(b)(c)	0	54,000
92,000	Cohen & Steers Inc.	1,883,016	2,725,040
90,988	Griffin Land & Nurseries Inc.	2,506,077	3,069,025
1,360	Gyrodyne Co. of America Inc.†	31,334	147,773
6,900	Holobeam Inc.†	126,063	134,550
129,500	Reading International Inc., Cl. A†	651,432	764,050
56,300	Reading International Inc., Cl. B†	446,238	394,100
2,508	Royalty LLC(b)(c)	0	7,550
44,000	Tejon Ranch Co.†	1,254,974	1,321,760

		7,298,099	8,846,686

	Restaurants — 2.7%
16,399	Biglari Holdings Inc.†	4,688,482	5,986,619
90,500	Denny’s Corp.†	293,666	438,925
134,143	Famous Dave’s of America Inc.† .	1,286,234	1,277,041
178,608	Nathan’s Famous Inc.†	2,662,720	5,617,222
56,000	The Cheesecake Factory Inc.	1,620,138	2,002,000

		10,551,240	15,321,807

	Retail — 2.4%
45,000	Aaron’s Inc.†	831,035	1,251,450
80,000	Big 5 Sporting Goods Corp.	988,801	796,000
2,000	Casual Male Retail Group Inc.†	8,880	9,260
290,000	Coldwater Creek Inc.†	781,143	240,700
171,437	Hot Topic Inc.	1,015,047	1,491,502
169,200	Ingles Markets Inc., Cl. A	2,729,615	2,766,420
330,071	Krispy Kreme Doughnuts Inc.†	2,069,730	2,617,463
15,800	Movado Group Inc.	196,770	532,776
2,000	Orchard Supply Hardware Stores Corp., Cl. A†	34,201	28,960
28,000	Pier 1 Imports Inc.	293,203	524,720
20,000	Roundy’s Inc.	175,798	121,000
74,300	Rush Enterprises Inc., Cl. A†	1,185,555	1,431,018
57,500	Rush Enterprises Inc., Cl. B†	623,178	966,575
46,000	The Bon-Ton Stores Inc.	325,330	437,000
20,000	Village Super Market Inc., Cl. A	538,753	735,200
100	Winmark Corp.	5,511	5,408

		11,802,550	13,955,452

	Semiconductors — 0.7%
236,160	Cascade Microtech Inc.†	1,323,037	1,341,389
127,500	Entegris Inc.†	627,307	1,036,575
100,000	FSI International Inc.†	616,500	620,000
1	GSI Group Inc.†	0	9
93,700	IXYS Corp.†	991,052	929,504
4,000	PLX Technology Inc.†	26,484	23,080
66,666	Rubicon Ltd.†	37,762	16,576

		3,622,142	3,967,133

	Specialty Chemicals — 1.7%
63,000	Chemtura Corp.†	941,074	1,084,860
752,800	Ferro Corp.†	3,716,936	2,582,104
267,226	General Chemical Group Inc.†(a) .	59,859	2,672

Shares		Cost	Market Value
21,500	Hawkins Inc.	$320,735	$893,325
700	KMG Chemicals Inc.	2,289	12,950
2,000	Minerals Technologies Inc.	116,940	141,860
242,000	OMNOVA Solutions Inc.†	461,663	1,831,940
226,500	Zep Inc.	3,138,732	3,424,680

		8,758,228	9,974,391

	Telecommunications — 2.0%
67,200	Atlantic Tele-Network Inc.	2,627,830	2,888,256
350,000	Cincinnati Bell Inc.†	1,096,913	1,995,000
294	Consolidated Communications Holdings Inc.	4,633	5,054
1,000	Electronic Systems Technology Inc.†	705	267
71,600	HickoryTech Corp.	690,182	757,528
250	Horizon Telecom Inc., Cl. B	28,589	15,500
7,000	Ixia†	84,742	112,490
56,100	New ULM Telecom Inc.	547,403	364,650
4,100	North State Telecommunications Corp., Cl. A	349,343	334,560
7,788	Preformed Line Products Co.	338,590	422,966
1,000	Primus Telecommunications Group Inc.	15,371	15,270
246,500	Shenandoah Telecommunications Co.	2,575,912	4,338,400
34,700	TeleCommunication Systems Inc., Cl. A†	171,287	74,952
17,875	Windstream Corp.	179,823	180,716

		8,711,323	11,505,609

	Transportation — 0.4%
8,200	PHI Inc.†	130,182	268,468
102,308	Providence and Worcester Railroad Co.	1,391,076	1,400,597
19,000	RailAmerica Inc.†	304,541	521,930
1	Trailer Bridge Inc.†(b)	7,995	465

		1,833,794	2,191,460

	TOTAL COMMON STOCKS	425,801,831	543,498,973

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
20,000	Jungheinrich AG Pfd.	229,855	662,700

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp., Cv. Pfd., Ser. 2003 †(b)	7,625	14,930

	RIGHTS — 0.1%
	Health Care — 0.1%
300,000	Adolor Corp., expire 07/01/19†(b)	0	156,000
200,000	Clinical Data Inc., CVR, expire 04/14/18†(b)	0	190,000

	TOTAL RIGHTS	0	346,000

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
6,667	Duluth Metals Ltd., expire 01/18/13†(b)(c)	0	0

	Transportation — 0.0%
2	Trailer Bridge Inc., Ser. A, expire 04/02/17†(b)	0	0
2	Trailer Bridge Inc., Ser. B, expire 04/02/17†(b)	0	0

		0	0

	TOTAL WARRANTS	0	0

See accompanying notes to financial statements.

GAMCO Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2012

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 5.8%
$33,375,000	U.S. Treasury Bills, 0.095% to 0.147%††, 10/18/12 to 04/04/13	$33,360,806	$33,364,118

	TOTAL INVESTMENTS — 99.9%	$459,400,117	577,886,721

	Other Assets and Liabilities (Net) — 0.1%		600,138

	NET ASSETS — 100.0%		$578,486,859

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $556,208 or 0.10% of net assets.

(c)

At September 30, 2012, the Fund held investments in restricted and illiquid securities amounting to $61,550 or 0.01% of net assets, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/12 Carrying Value Per Unit
6,000	Capital Properties Inc., Cl. B	11/20/03	—	$9.0000
2,508	Royalty LLC.	09/09/03	—	3.0104
6,667	Duluth Metals Ltd., Warrants expire 01/18/13	08/19/11	—	—

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 97.0%
	Aerospace — 3.9%
44,250	AAR Corp.	$808,544	$726,585
1,350	Curtiss-Wright Corp.	48,257	44,145
26,900	Hexcel Corp.†	585,708	646,138
3,650	Kaman Corp.	74,970	130,889

		1,517,479	1,547,757

	Automotive — 0.2%
10,300	Wabash National Corp.†	91,579	73,439

	Automotive: Parts and Accessories — 0.3%
13,450	Federal-Mogul Corp.†	235,862	123,067

	Building and Construction — 3.6%
21,650	Aegion Corp.†	386,137	414,814
7,900	Builders FirstSource Inc.†	41,896	41,001
19,150	Dycom Industries Inc.†	331,654	275,377
34,600	MYR Group Inc.†	726,033	690,270

		1,485,720	1,421,462

	Business Services — 6.5%
22,650	ABM Industries Inc.	487,355	428,764
24,500	Checkpoint Systems Inc.†	310,933	202,860
15,850	Convergys Corp.	197,200	248,369
20,150	FTI Consulting Inc.†	691,569	537,602
5,600	G & KServices Inc., Cl. A	175,150	175,336
11,050	KAR Auction Services Inc.†	172,163	218,127
6,800	McGrath RentCorp.	171,282	177,412
30,450	PRGX Global Inc.†	211,969	260,652
2,900	Tetra Tech Inc.†	66,892	76,154
9,000	The Brink’s Co.	222,465	231,210

		2,706,978	2,556,486

	Communications Equipment — 0.1%
6,500	Symmetricom Inc.†	29,447	45,305

	Computer Hardware — 1.6%
3,150	NCR Corp.†	46,593	73,427
48,100	QLogic Corp.†	748,954	549,302

		795,547	622,729

	Computer Software and Services — 7.0%
11,500	Akamai Technologies Inc.†	306,012	439,990
2,500	Belden Inc.	69,570	92,200
15,100	Bottomline Technologies Inc.†	279,748	372,819
27,300	Callidus Software Inc.†	150,475	134,589
16,800	Heartland Payment Systems Inc.	340,391	532,224
3,900	Mercury Computer Systems Inc.†	42,201	41,418
22,300	Netscout Systems Inc.†	326,184	568,873
9,800	Official Payments Holdings Inc.†	47,136	48,314
5,600	Parametric Technology Corp.†	112,258	122,080
19,300	Progress Software Corp.†	396,776	412,827

		2,070,751	2,765,334

	Consumer Products — 2.0%
13,250	A. T. Cross Co., Cl. A†	155,965	132,102
10,200	ACCO Brands Corp.†	76,939	66,198
9,300	Hanesbrands Inc.†	276,781	296,484
7,350	Knoll Inc.	105,361	102,533
9,500	True Religion Apparel Inc.	276,855	202,635

		891,901	799,952

	Diversified Industrial — 6.3%
19,300	Badger Meter Inc.	657,263	702,327
8,550	Barnes Group Inc.	207,662	213,835
24,960	Columbus McKinnon Corp.†	418,917	377,146
17,300	Furmanite Corp.†	100,329	98,264
3,838	Griffon Corp.	33,972	39,531
5,600	Itron Inc.†	219,023	241,640
6,750	Kaydon Corp.	222,782	150,795
7,750	Kennametal Inc.	308,559	287,370

Shares		Cost	Market Value
24,800	Sealed Air Corp.	$443,079	$383,408

		2,611,586	2,494,316

	Electronics — 8.8%
6,700	Avnet Inc.†	210,004	194,903
60,350	Electro Scientific Industries Inc.	876,946	737,477
20,200	General Cable Corp.†	647,697	593,476
7,650	International Rectifier Corp.†	147,719	127,678
2,900	Molex Inc.	60,390	76,212
46,800	Newport Corp.†	630,613	517,608
4,200	Park Electrochemical Corp.	97,738	104,286
43,000	Radisys Corp.†	305,199	154,800
19,100	TTM Technologies Inc.†	283,242	180,113
15,250	Vishay Intertechnology Inc.†	144,450	149,908
16,700	Woodward Inc.	554,864	567,466
1,850	Zebra Technologies Corp., Cl. A†	62,305	69,449

		4,021,167	3,473,376

	Energy and Utilities — 10.3%
14,700	Approach Resources Inc.†	378,803	442,911
23,100	Comstock Resources Inc.†	391,048	424,578
13,000	Energy XXI Bermuda Ltd.	407,778	454,350
20,200	EXCO Resources Inc.	252,690	161,802
32,600	Goodrich Petroleum Corp.†	564,673	412,064
5,950	Gulf Island Fabrication Inc.	182,397	165,826
12,150	Matrix Service Co.†	140,418	128,426
38,700	Newpark Resources Inc.†	292,965	286,767
33,900	Patterson-UTI Energy Inc.	710,689	536,976
40,850	PetroQuest Energy Inc.†	277,138	274,104
17,050	Pike Electric Corp.†	146,958	135,548
11,200	Tesco Corp.†	125,432	119,616
82,150	Union Drilling Inc.†	525,037	533,154

		4,396,026	4,076,122

	Entertainment — 0.5%
15,700	RealD Inc.†	195,281	140,358
5,050	Take-Two Interactive Software Inc.†	53,913	52,672

		249,194	193,030

	Equipment and Supplies — 3.4%
4,200	CIRCOR International Inc.	155,702	158,550
11,000	Crown Holdings Inc.†	415,459	404,250
7,450	GrafTech International Ltd.†	106,040	66,975
2,300	IDEX Corp.	72,946	96,071
11,450	Mine Safety Appliances Co.	389,830	426,742
4,700	Moog Inc., Cl. A†	161,037	177,989

		1,301,014	1,330,577

	Financial Services — 13.9%
5,650	Anchor Bancorp.†	54,001	65,935
9,300	BankUnited Inc.	225,484	228,873
12,150	BBCN Bancorp Inc.†	90,734	153,211
4,700	Berkshire Hills Bancorp Inc.	108,821	107,536
10,800	Boston Private Financial Holdings Inc.	81,500	103,572
28,550	Brown & Brown Inc.	661,773	744,298
12,700	Cardinal Financial Corp.	142,234	181,610
10,000	Columbia Banking System Inc.	186,380	185,400
7,250	Fidelity National Financial Inc., Cl. A	114,853	155,077
4,000	Financial Institutions Inc.	64,889	74,560
14,700	Flushing Financial Corp.	194,558	232,260
13,000	Glacier Bancorp Inc.	187,066	202,540
4,000	HF Financial Corp.	34,539	49,000
12,184	Hudson Valley Holding Corp.	212,304	207,737
11,400	Investors Bancorp Inc.†	193,368	207,936
12,050	KBW Inc.	226,217	198,463
4,850	National Penn Bancshares Inc.	29,434	44,184
4,850	OceanFirst Financial Corp.	63,561	71,149
3,000	Old National Bancorp	33,711	40,830

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
15,350	Oriental Financial Group Inc.	$183,796	$161,482
7,800	Oritani Financial Corp.	114,233	117,390
10,050	Sterling Bancorp	100,908	99,696
12,600	Stifel Financial Corp.†	399,821	423,360
3,050	SVB Financial Group†	139,264	184,403
2,150	The Navigators Group Inc.†	103,498	105,834
14,600	Trustco Bank Corp NY	67,519	83,512
7,950	Umpqua Holdings Corp.	88,153	102,476
23,900	ViewPoint Financial Group Inc.	421,472	458,163
13,100	Washington Federal Inc.	205,235	218,508
9,100	Washington Trust Bancorp Inc.	199,355	239,057
14,400	Xenith Bankshares Inc.†	59,080	67,680

		4,987,761	5,515,732

	Health Care — 6.9%
12,100	AMN Healthcare Services Inc.†	84,990	121,726
9,350	AngioDynamics Inc.†	130,443	114,070
5,000	ArthroCare Corp.†	154,733	162,000
2,200	ICU Medical Inc.†	89,336	133,056
11,350	Omnicare Inc.	358,087	385,560
5,550	Omnicell Inc.†	71,561	77,145
23,750	Patterson Companies Inc.	722,185	813,200
4,325	Rochester Medical Corp.†	39,576	51,078
5,800	STERIS Corp.	188,822	205,726
3,050	Teleflex Inc.	183,914	209,962
3,900	Thoratec Corp.†	105,796	134,940
17,400	VCA Antech Inc.†	321,053	343,302

		2,450,496	2,751,765

	Machinery — 2.1%
17,000	Briggs & Stratton Corp.	295,850	317,390
15,650	Flow International Corp.†	39,959	57,905
15,500	Trinity Industries Inc.	448,766	464,535

		784,575	839,830

	Metals and Mining — 3.8%
10,400	Allied Nevada Gold Corp.†	407,952	406,224
7,900	Aurizon Mines Ltd.†	41,250	41,465
9,950	Carpenter Technology Corp.	482,924	520,584
22,000	Globe Specialty Metals Inc.	364,497	334,840
3,400	Kirkland Lake Gold Inc.†	40,440	41,225
13,900	Titanium Metals Corp.	185,220	178,337

		1,522,283	1,522,675

	Publishing — 0.3%
1,600	Meredith Corp.	46,356	56,000
9,950	The Dolan Co.†	88,496	53,531

		134,852	109,531

	Retail — 7.3%
8,750	American Eagle Outfitters Inc.	108,837	184,450
9,500	Big 5 Sporting Goods Corp.	77,017	94,525

Shares		Cost	Market Value
33,250	Ethan Allen Interiors Inc.	$619,847	$728,840
54,000	Office Depot Inc.†	162,458	138,240
20,900	Penske Automotive Group Inc.	454,494	628,881
21,900	Rush Enterprises Inc., Cl. A†	392,798	421,794
12,600	Stage Stores Inc.	198,196	265,356
31,850	The Jones Group Inc.	368,963	409,909

		2,382,610	2,871,995

	Semiconductors — 5.5%
30,000	ATMI Inc.†	572,519	557,100
20,900	Brooks Automation Inc.	172,264	167,827
19,000	Cascade Microtech Inc.†	91,224	107,920
19,300	Entegris Inc.†	150,496	156,909
83,800	FormFactor Inc.†	600,812	468,442
20,800	Intersil Corp., Cl. A	222,828	182,000
37,000	ON Semiconductor Corp.†	283,872	228,290
17,200	Ultra Clean Holdings†	71,957	98,212
6,300	Ultratech Inc.†	164,207	197,694

		2,330,179	2,164,394

	Specialty Chemicals — 1.2%
24,369	Ferro Corp.†	250,667	83,586
15,000	PolyOne Corp.	170,196	248,550
8,800	Zep Inc.	155,059	133,056

		575,922	465,192

	Telecommunications — 1.5%
4,750	Atlantic Tele-Network Inc.	167,281	204,155
20,100	Polycom Inc.†	245,350	198,387
26,400	Sierra Wireless Inc.†	258,141	205,392

		670,772	607,934

	TOTAL COMMON STOCKS	38,243,701	38,372,000

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.4%
$1,370,000	U.S. Treasury Bills, 0.105% to 0.125%††, 02/21/13 to 03/07/13	1,369,354	1,369,332

	TOTAL INVESTMENTS — 100.4%	$39,613,055	39,741,332

	Other Assets and Liabilities (Net) — (0.4)%		(168,215)

	NET ASSETS — 100.0%		$39,573,117

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

GAMCO Westwood Income Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 86.5%
	Agriculture — 0.4%
1,000	Archer-Daniels-Midland Co.	$28,410	$27,180

	Banking — 3.2%
4,000	Bank of America Corp.	49,700	35,320
4,000	U.S. Bancorp	131,903	137,200
5,042	Valley National Bancorp	81,797	50,521

		263,400	223,041

	Computer Hardware — 1.0%
100	Apple Inc.	9,113	66,726

	Consumer Products — 1.7%
2,200	Tupperware Brands Corp.	107,630	117,898

	Diversified Industrial — 3.7%
6,000	General Electric Co.	94,338	136,260
2,000	Honeywell International Inc.	78,538	119,500

		172,876	255,760

	Electronics — 2.6%
8,000	Intel Corp.	188,828	181,440

	Energy and Utilities: Integrated — 0.8%
1,334	FirstEnergy Corp.	50,482	58,829

	Energy and Utilities: Natural Gas — 3.7%
1,500	Enterprise Products Partners LP	66,903	80,400
6,000	Spectra Energy Corp.	155,279	176,160

		222,182	256,560

	Energy and Utilities: Oil — 6.0%
1,500	Chevron Corp.	127,333	174,840
2,500	ConocoPhillips	154,145	142,950
2,250	Phillips 66	86,073	104,333

		367,551	422,123

	Energy and Utilities: Services — 3.9%
5,000	Halliburton Co.	180,373	168,450
1,000	Noble Corp.	48,772	35,780
1,500	Transocean Ltd.†	107,798	67,335

		336,943	271,565

	Energy and Utilities: Water — 3.5%
6,500	American Water Works Co. Inc.	113,655	240,890

	Environmental Services — 0.9%
2,000	Waste Management Inc.	69,920	64,160

	Financial Services — 9.3%
4,000	American International Group Inc.†	130,000	131,160
800	BlackRock Inc.	126,144	142,640
2,700	Citigroup Inc.	121,500	88,344
2,000	JPMorgan Chase & Co.	77,560	80,960
6,000	Wells Fargo & Co.	193,140	207,180

		648,344	650,284

	Food and Beverage — 12.1%
7,000	ConAgra Foods Inc.	174,145	193,130
6,522	General Mills Inc.	193,302	259,902
6,000	Kraft Foods Inc., Cl. A	196,380	248,100
2,000	PepsiCo Inc.	107,960	141,540

		671,787	842,672

Shares		Cost	Market Value
	Health Care — 14.4%
2,000	Abbott Laboratories	$105,100	$137,120
2,000	AstraZeneca plc, ADR	85,794	95,720
3,783	Bristol-Myers Squibb Co.	99,310	127,676
1,000	Eli Lilly & Co.	43,784	47,410
1,500	Johnson & Johnson	85,403	103,365
2,520	Mead Johnson Nutrition Co.	107,163	184,666
3,000	Merck & Co. Inc.	115,194	135,300
6,940	Pfizer Inc.	146,422	172,459

		788,170	1,003,716

	Metals and Mining — 2.4%
3,000	Newmont Mining Corp.	147,074	168,030

	Paper and Forest Products — 2.7%
5,200	International Paper Co.	149,403	188,864

	Real Estate Investment Trusts — 1.7%
5,000	Starwood Property Trust Inc.	89,451	116,350

	Retail — 1.7%
2,000	The Home Depot Inc.	79,247	120,740

	Specialty Chemicals — 4.7%
1,500	Air Products & Chemicals Inc.	119,868	124,050
4,000	E. I. du Pont de Nemours and Co.	198,318	201,080

		318,186	325,130

	Telecommunications — 4.1%
4,000	AT&T Inc.	128,045	150,800
3,000	Verizon Communications Inc.	118,791	136,710

		246,836	287,510

	Wireless Communications — 2.0%
5,000	Vodafone Group plc, ADR	140,743	142,475

	TOTAL COMMON STOCKS	5,210,231	6,031,943

	PREFERRED STOCKS — 0.8%
	Financial Services — 0.8%
2,285	Bank One Capital Trust VI, 7.200% Pfd	58,400	58,770

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 12.2%
$850,000	U.S. Treasury Bills, 0.100% to 0.140%††, 10/18/12 to 02/28/13	849,725	849,757

	TOTAL INVESTMENTS — 99.5%	$6,118,356	6,940,470

	Other Assets and Liabilities (Net) — 0.5%		32,304

	NET ASSETS — 100.0%		$6,972,774

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Westwood Equity Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	Aerospace — 3.1%
12,900	General Dynamics Corp.	$996,800	$852,948
22,600	The Boeing Co.	1,395,948	1,573,412

		2,392,748	2,426,360

	Automotive — 2.0%
70,600	General Motors Co.†	2,359,455	1,606,150

	Banking — 9.1%
185,500	Bank of America Corp.	1,483,457	1,637,965
46,300	CIT Group Inc.†	1,679,761	1,823,757
42,284	JPMorgan Chase & Co.	1,563,798	1,711,656
56,800	Wells Fargo & Co.	1,534,633	1,961,304

		6,261,649	7,134,682

	Cable and Satellite — 2.2%
47,600	Comcast Corp., Cl. A	877,497	1,702,652

	Communications Equipment — 3.2%
130,100	Cisco Systems Inc.	2,500,496	2,483,609

	Computer Software and Services — 7.3%
63,900	EMC Corp.†	1,583,522	1,742,553
79,000	Microsoft Corp.	2,141,958	2,352,620
50,600	Oracle Corp.	1,343,048	1,593,394

		5,068,528	5,688,567

	Diversified Industrial — 2.0%
26,200	Honeywell International Inc.	1,049,745	1,565,450

	Electronics — 3.0%
67,400	Intel Corp.	1,466,662	1,528,632
24,800	TE Connectivity Ltd.	901,731	843,448

		2,368,393	2,372,080

	Energy: Integrated — 2.1%
37,600	American Electric Power Co. Inc.	1,306,229	1,652,144

	Energy: Natural Gas — 2.1%
28,200	EQT Corp.	1,255,168	1,663,800

	Energy: Oil — 9.6%
23,400	Anadarko Petroleum Corp.	1,278,646	1,636,128
13,500	Chevron Corp.	907,704	1,573,560
62,300	Marathon Oil Corp.	1,742,022	1,842,211
28,310	Occidental Petroleum Corp.	2,286,567	2,436,359

		6,214,939	7,488,258

	Entertainment — 4.2%
31,400	The Walt Disney Co.	1,032,068	1,641,592
36,500	Time Warner Inc.	1,090,484	1,654,545

		2,122,552	3,296,137

	Equipment and Supplies — 1.0%
6,300	Flowserve Corp.	734,079	804,762

	Financial Services — 10.5%
20,900	ACE Ltd.	930,414	1,580,040

Shares		Cost	Market Value
33,100	Aflac Inc.	$1,642,709	$1,584,828
52,600	American International Group Inc.†	1,610,795	1,724,754
15,800	Ameriprise Financial Inc.	654,716	895,702
48,100	MetLife Inc.	1,950,930	1,657,526
11,500	The Travelers Companies Inc.	572,140	784,990

		7,361,704	8,227,840

	Food and Beverage — 4.2%
42,500	General Mills Inc.	1,651,587	1,693,625
22,200	PepsiCo Inc.	1,365,784	1,571,094

		3,017,371	3,264,719

	Health Care — 19.5%
23,500	Abbott Laboratories	1,246,857	1,611,160
26,200	Baxter International Inc.	1,479,782	1,578,812
41,200	Cardinal Health Inc.	1,622,864	1,605,564
26,400	Covidien plc	1,124,260	1,568,688
35,500	Johnson & Johnson	2,121,655	2,446,305
34,900	Merck & Co. Inc.	1,203,763	1,573,990
27,300	Novartis AG, ADR	1,490,936	1,672,398
31,600	Pfizer Inc.	504,504	785,260
18,600	St. Jude Medical Inc.	683,125	783,618
40,800	Teva Pharmaceutical Industries Ltd., ADR	2,059,560	1,689,528

		13,537,306	15,315,323

	Machinery — 1.7%
53,100	Xylem Inc.	1,460,457	1,335,465

	Retail — 5.1%
12,045	Advance Auto Parts Inc.	863,512	824,360
32,700	CVS Caremark Corp.	979,349	1,583,334
21,300	Wal-Mart Stores Inc.	1,148,705	1,571,940

		2,991,566	3,979,634

	Specialty Chemicals — 2.0%
54,300	The Dow Chemical Co.	1,802,922	1,572,528

	Transportation — 2.0%
13,100	Union Pacific Corp.	779,520	1,554,970

	Wireless Communications — 2.2%
61,800	Vodafone Group plc, ADR	1,678,030	1,760,991

	TOTAL COMMON STOCKS	67,140,354	76,896,121

	TOTAL INVESTMENTS — 98.1%	$67,140,354	76,896,121

	Other Assets and Liabilities (Net) — 1.9%		1,502,930

	NET ASSETS — 100.0%		$78,399,051

†	Non-income producing security.

ADR American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 60.3%
	Aerospace — 1.8%
8,800	General Dynamics Corp.	$659,025	$581,856
14,500	The Boeing Co.	902,855	1,009,490

		1,561,880	1,591,346

	Automotive — 1.4%
54,800	General Motors Co.†	1,774,536	1,246,700

	Banking — 5.4%
120,200	Bank of America Corp.	768,312	1,061,366
28,900	CIT Group Inc.†	1,003,113	1,138,371
31,496	JPMorgan Chase & Co.	1,110,933	1,274,958
40,300	Wells Fargo & Co.	1,071,291	1,391,559

		3,953,649	4,866,254

	Cable and Satellite — 1.6%
40,700	Comcast Corp., Cl. A	729,884	1,455,839

	Communications Equipment — 1.9%
86,900	Cisco Systems Inc.	1,662,288	1,658,921

	Computer Software and Services — 4.2%
45,100	EMC Corp.†	1,113,749	1,229,877
51,500	Microsoft Corp.	1,397,263	1,533,670
32,800	Oracle Corp.	867,529	1,032,872

		3,378,541	3,796,419

	Diversified Industrial — 1.3%
20,200	Honeywell International Inc.	847,415	1,206,950

	Electronics — 1.8%
43,700	Intel Corp.	923,495	991,116
18,800	TE Connectivity Ltd.	674,832	639,388

		1,598,327	1,630,504

	Energy: Integrated — 1.2%
24,500	American Electric Power Co. Inc.	843,920	1,076,530

	Energy: Natural Gas — 1.3%
20,400	EQT Corp.	906,391	1,203,600

	Energy: Oil — 5.7%
17,500	Anadarko Petroleum Corp.	891,555	1,223,600
9,400	Chevron Corp.	621,814	1,095,664
40,900	Marathon Oil Corp.	1,140,451	1,209,413
18,400	Occidental Petroleum Corp.	1,481,310	1,583,504

		4,135,130	5,112,181

	Entertainment — 2.6%
22,500	The Walt Disney Co.	664,213	1,176,300
25,600	Time Warner Inc.	765,106	1,160,448

		1,429,319	2,336,748

	Equipment and Supplies — 0.6%
4,100	Flowserve Corp.	477,474	523,734

	Financial Services — 6.6%
14,300	ACE Ltd.	577,984	1,081,080
22,700	Aflac Inc.	1,030,142	1,086,876
35,600	American International Group Inc.†	1,090,585	1,167,324
13,400	Ameriprise Financial Inc.	562,941	759,646
32,600	MetLife Inc.	1,264,392	1,123,396
10,800	The Travelers Companies Inc.	539,559	737,208

		5,065,603	5,955,530

	Food and Beverage — 2.4%
28,000	General Mills Inc.	1,087,957	1,115,800
14,500	PepsiCo Inc.	893,634	1,026,165

		1,981,591	2,141,965

	Health Care — 12.3%
15,300	Abbott Laboratories	815,463	1,048,968
17,900	Baxter International Inc.	1,010,901	1,078,654

Shares		Cost	Market Value
26,800	Cardinal Health Inc.	$1,055,843	$1,044,396
23,100	Covidien plc.	984,310	1,372,602
25,100	Johnson & Johnson	1,521,552	1,729,641
24,400	Merck & Co. Inc.	831,023	1,100,440
20,200	Novartis AG, ADR	1,102,524	1,237,452
25,500	Pfizer Inc.	424,990	633,675
14,100	St. Jude Medical Inc.	518,211	594,033
29,200	Teva Pharmaceutical Industries Ltd., ADR	1,483,481	1,209,172

		9,748,298	11,049,033

	Machinery — 1.0%
35,890	Xylem Inc.	981,099	902,633

	Retail — 3.3%
7,765	Advance Auto Parts Inc.	557,572	531,437
24,400	CVS Caremark Corp.	729,851	1,181,448
17,100	Wal-Mart Stores Inc.	925,110	1,261,980

		2,212,533	2,974,865

	Specialty Chemicals — 1.1%
35,200	The Dow Chemical Co.	1,139,623	1,019,392

	Transportation — 1.5%
11,000	Union Pacific Corp.	611,778	1,305,700

	Wireless Communications — 1.3%
41,000	Vodafone Group plc, ADR	1,113,062	1,168,295

	TOTAL COMMON STOCKS	46,152,341	54,223,139

Principal Amount
	CORPORATE BONDS — 20.3%
	Banking — 4.8%
$1,250,000	Bank of America Corp., 5.375%, 06/15/14	1,262,375	1,328,469
750,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	772,171	833,716
1,125,000	Citigroup Inc., 5.500%, 10/15/14	1,126,881	1,213,720
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	767,797	923,266

		3,929,224	4,299,171

	Computer Software and Services — 0.8%
750,000	Oracle Corp., 4.950%, 04/15/13	750,050	768,667

	Diversified Industrial — 1.4%
1,200,000	General Electric Co., 5.000%, 02/01/13	1,200,728	1,218,385

	Electronics — 1.8%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,038,379	1,088,298
500,000	Texas Instruments Inc., 1.650%, 08/03/19	498,166	503,162

		1,536,545	1,591,460

	Energy: Integrated — 0.6%
500,000	The Southern Co., 4.150%, 05/15/14	499,823	528,386

	Energy: Natural Gas — 1.1%
1,000,000	Apache Corp., 5.250%, 04/15/13	1,003,151	1,025,730

See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2012

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Energy: Oil — 2.7%
$1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	$986,255	$1,159,735
500,000	Marathon Oil Corp., 5.900%, 03/15/18	501,781	606,337
500,000	XTO Energy Inc., 6.500%, 12/15/18	555,692	660,079

		2,043,728	2,426,151

	Financial Services — 1.2%
950,000	ACE INA Holdings Inc., 5.600%, 05/15/15	962,127	1,065,387

	Food and Beverage — 1.1%
950,000	Anheuser-Busch Companies LLC, 4.375%, 01/15/13	949,334	959,156

	Metals and Mining — 0.9%
750,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	752,016	804,769

	Real Estate Investment Trusts — 0.8%
700,000	Vornado Realty LP, 4.250%, 04/01/15	698,446	740,190

	Retail — 0.9%
800,000	Wal-Mart Stores Inc. , 3.200%, 05/15/14	837,312	837,240

	Transportation — 1.3%
1,000,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	990,238	1,196,791

	Wireless Communications — 0.9%
750,000	Vodafone Group plc, 4.150%, 06/10/14	757,060	794,398

	TOTAL CORPORATE BONDS	16,909,782	18,255,881

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
	Federal Home Loan Mortgage Corp. — 2.0%
1,500,000	3.750%, 03/27/19	1,495,969	1,750,584

	Federal National Mortgage Association — 4.0%
1,000,000	0.750%, 12/18/13	1,006,297	1,006,943
1,500,000	5.000%, 04/15/15	1,523,582	1,676,209
775,000	5.375%, 06/12/17	815,276	940,648

		3,345,155	3,623,800

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	4,841,124	5,374,384

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 8.8%
	U.S. Treasury Bills — 1.2%
$1,100,000	U.S. Treasury Bills, 0.097%††, 10/18/12	$1,099,950	$1,099,950

	U.S. Treasury Inflation Indexed Notes — 4.5%
1,361,412	2.500%, 07/15/16	1,364,813	1,581,472
960,435	2.125%, 01/15/19	975,562	1,179,759
1,059,520	1.375%, 01/15/20	1,099,969	1,269,023

		3,440,344	4,030,254

	U.S. Treasury Notes — 3.1%
750,000	0.750%, 08/15/13	750,122	753,808
1,000,000	3.625%, 08/15/19	1,018,720	1,174,688
750,000	3.375%, 11/15/19	832,685	869,648

		2,601,527	2,798,144

	TOTAL U.S. GOVERNMENT OBLIGATIONS	7,141,821	7,928,348

Shares
	SHORT-TERM INVESTMENTS — 3.3%
	Mutual Funds — 3.3%
2,969,827	Dreyfus Treasury & Agency Cash Management Fund, 0.080%*	2,969,827	2,969,827

	TOTAL INVESTMENTS — 98.7%	$78,014,895	88,751,579

	Other Assets and Liabilities (Net) — 1.3%		1,179,099

	NET ASSETS — 100.0%		$89,930,678

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
*	Current yield.

ADR American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2012

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 38.2%
	Aerospace — 1.1%
$200,000	The Boeing Co., 6.000%, 03/15/19	$203,926	$251,601

	Banking — 4.6%
300,000	Bank of America Corp., 5.375%, 06/15/14	302,970	318,833
225,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	225,725	250,115
250,000	Citigroup Inc., 5.500%, 10/15/14	250,418	269,716
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,050	246,204

		978,163	1,084,868

	Computer Hardware — 1.6%
375,000	Hewlett-Packard Co., 1.550%, 05/30/14	370,716	377,301

	Computer Software and Services — 1.7%
250,000	Microsoft Corp., 1.625%, 09/25/15	249,849	259,563
150,000	Oracle Corp., 4.950%, 04/15/13	149,994	153,734

		399,843	413,297

	Consumer Products — 0.7%
150,000	Philip Morris International Inc., 6.875%, 03/17/14	150,262	163,931

	Diversified Industrial — 1.1%
250,000	General Electric Co., 5.000%, 02/01/13	250,152	253,830

	Electronics — 2.2%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,827	226,207
300,000	Texas Instruments Inc., 1.650%, 08/03/19	298,899	301,897

		498,726	528,104

	Energy and Utilities: Electric Integrated — 2.1%
275,000	Dominion Resources Inc., 6.400%, 06/15/18	320,314	343,449
150,000	The Southern Co., 4.150%, 05/15/14	149,947	158,516

		470,261	501,965

	Energy and Utilities: Natural Gas — 0.9%
200,000	Apache Corp., 5.250%, 04/15/13	199,949	205,146

	Energy and Utilities: Oil — 5.1%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	197,254	231,947
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,445	151,584
350,000	Occidental Petroleum Corp., 2.700%, 02/15/23	361,280	360,578
200,000	Total Capital SA, 3.000%, 06/24/15	208,775	212,993

Principal Amount		Cost	Market Value
$200,000	XTO Energy Inc., 6.500%, 12/15/18	$222,277	$264,031

		1,115,031	1,221,133

	Financial Services — 3.5%
175,000	ACE INA Holdings Inc., 5.600%, 05/15/15	174,712	196,255
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	284,621	338,844
275,000	Merrill Lynch & Co. Inc., MTN, Series C, 5.000%, 01/15/15	275,076	295,535

		734,409	830,634

	Food and Beverage — 4.6%
250,000	Anheuser-Busch Companies LLC, 4.375%, 01/15/13	249,825	252,410
275,000	Bottling Group LLC, 5.125%, 01/15/19	319,275	327,250
200,000	Dr Pepper Snapple Group Inc., 2.350%, 12/21/12	199,997	200,839
250,000	Kraft Foods Inc., 5.375%, 02/10/20	253,531	302,061

		1,022,628	1,082,560

	Health Care — 1.5%
325,000	Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	330,659	352,991

	Metals and Mining — 0.9%
200,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	200,538	214,605

	Real Estate Investment Trusts — 1.1%
250,000	Vornado Realty LP, 4.250%, 04/01/15	249,507	264,354

	Retail — 2.3%
525,000	Wal-Mart Stores Inc., 3.200%, 05/15/14	549,486	549,439

	Semiconductors — 1.6%
350,000	Intel Corp., 3.300%, 10/01/21	349,243	380,904

	Transportation — 1.6%
200,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	199,475	239,358
125,000	CSX Corp., 6.250%, 04/01/15	124,972	142,517

		324,447	381,875

	TOTAL CORPORATE BONDS	8,397,946	9,058,538

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.9%
	Federal Home Loan Bank — 1.2%
250,000	5.375%, 05/18/16	250,702	293,511

	Federal Home Loan Mortgage Corp. — 8.4%
525,000	5.000%, 07/15/14	560,521	569,282
325,000	5.250%, 04/18/16	347,682	379,540
350,000	3.750%, 03/27/19	345,993	408,470
600,000	2.375%, 01/13/22	613,982	630,737

		1,868,178	1,988,029

See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2012

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
	Federal National Mortgage Association — 19.2%
$800,000	0.750%, 12/18/13	$802,441	$805,554
750,000	2.750%, 02/05/14	768,793	776,174
700,000	2.625%, 11/20/14	730,969	735,316
600,000	5.000%, 04/15/15	641,094	670,484
500,000	2.375%, 07/28/15	521,811	528,128
600,000	1.125%, 04/27/17	606,635	611,785
275,000	5.375%, 06/12/17	289,292	333,778
40,396	Pool #745122, 5.500%, 09/01/20	40,205	44,174
41,528	Pool #255554, 5.500%, 01/01/35	41,928	45,858

		4,443,168	4,551,251

	Government National Mortgage Association — 1.1%
22,007	Pool #562288, 6.000%, 12/15/33	22,282	25,066
47,051	Pool #604946, 5.500%, 01/15/34	47,480	52,594
37,919	Pool #604970, 5.500%, 01/15/34	38,175	42,387
60,024	Pool #003747, 5.000%, 08/20/35	59,547	66,694
59,895	Pool #550728, 5.500%, 11/15/35	59,925	66,877

		227,409	253,618

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	6,789,457	7,086,409

	U.S. GOVERNMENT OBLIGATIONS — 21.7%
	U.S. Treasury Bills — 3.4%
800,000	U.S. Treasury Bills, 0.097%†, 10/18/12	799,963	799,963

Principal Amount		Cost	Market Value
	U.S. Treasury Inflation Indexed Notes — 8.5%
$311,990	2.500%, 07/15/16	$312,774	$362,421
318,750	1.375%, 07/15/18	300,420	374,033
293,466	2.125%, 01/15/19	298,725	360,482
317,856	1.375%, 01/15/20	336,475	380,707
373,503	2.500%, 01/15/29	394,895	535,188

		1,643,289	2,012,831

	U.S. Treasury Notes — 7.3%
200,000	1.375%, 01/15/13	200,499	200,750
800,000	0.750%, 08/15/13	801,718	804,062
275,000	3.500%, 02/15/18	275,256	315,455
350,000	3.375%, 11/15/19	340,606	405,836

		1,618,079	1,726,103

	U.S. Treasury Bonds — 2.5%
250,000	7.125%, 02/15/23	292,179	381,602
150,000	5.375%, 02/15/31	166,452	216,984

		458,631	598,586

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,519,962	5,137,483

Shares
	SHORT-TERM INVESTMENTS — 17.4%
	Mutual Funds — 17.4%
4,112,739	Dreyfus Treasury & Agency Cash Management Fund, 0.080%*	4,112,739	4,112,739

	TOTAL INVESTMENTS — 107.2%	$23,820,104	25,395,169

	Other Assets and Liabilities (Net) — (7.2)%		(1,697,309)

	NET ASSETS — 100.0%		$23,697,860

†	Represents annualized yield at date of purchase.
*	Current yield.
MTN	Medium Term Note

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Assets and Liabilities

September 30, 2012

	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $440,456,324, $39,613,055, $6,118,356, $67,140,354, $78,014,895, and $23,820,104, respectively)	$557,153,882	$39,741,332	$6,940,470	$76,896,121	$88,751,579	$25,395,169
Investments in affiliates, at value (cost $18,943,793)	20,732,839	—	—	—	—	—
Foreign currency, at value (cost $13,522)	13,638	—	—	—	—	—
Cash.	290,531	—	29,541	—	—	—
Receivable for Fund shares sold	1,868,076	4,884	250	1,187	1,394,719	4,313
Receivable for investments sold	169,181	11,662	—	3,070,606	699,839	—
Dividends and interest receivable	161,033	44,925	10,328	96,636	411,444	190,460
Prepaid expenses.	34,083	21,508	26,186	28,056	31,145	23,982

Total Assets	580,423,263	39,824,311	7,006,775	80,092,606	91,288,726	25,613,924

Liabilities:
Payable to custodian	—	88,169	—	977,152	—	—
Payable for investments purchased	260,701	—	—	499,771	1,173,710	1,796,067
Payable for Fund shares redeemed	758,249	82,147	2,479	73,124	49,876	70,990
Distributions payable	—	—	—	—	—	9,653
Payable for investment advisory fees	461,878	27,403	1,165	67,184	54,758	4,563
Payable for distribution fees	167,042	10,761	2,255	17,278	22,131	4,150
Payable for accounting fees	3,750	—	—	3,750	3,750	—
Payable for legal and audit fees	39,966	23,508	21,193	29,321	29,351	22,084
Payable for shareholder communications expenses	100,053	5,974	1,009	11,851	11,104	1,776
Payable for shareholder services fees.	102,628	1,900	1,208	10,905	10,143	2,139
Other accrued expenses	42,137	11,332	4,692	3,219	3,225	4,642

Total Liabilities	1,936,404	251,194	34,001	1,693,555	1,358,048	1,916,064

Net Assets	$578,486,859	$39,573,117	$6,972,774	$78,399,051	$89,930,678	$23,697,860

Net Assets Consist of:
Paid-in capital	$457,173,063	$41,558,406	$8,689,891	$82,227,189	$82,147,994	$22,093,238
Accumulated net investment income/(loss)	(3,023,825)	(64,048)	5,883	453,179	—	4,802
Accumulated net realized gain/(loss) on investments and foreign currency transactions.	5,850,346	(2,049,518)	(2,545,114)	(14,037,084)	(2,954,000)	24,755
Net unrealized appreciation on investments	118,486,604	128,277	822,114	9,755,767	10,736,684	1,575,065
Net unrealized appreciation on foreign currency translations	671	—	—	—	—	—

Net Assets	$578,486,859	$39,573,117	$6,972,774	$78,399,051	$89,930,678	$23,697,860

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$277,665,644	$16,169,996	$5,151,434	$70,017,307	$78,999,061	$11,230,391

Shares of beneficial interest outstanding	15,481,233	1,055,753	575,150	7,060,001	6,880,383	931,421

Net Asset Value, offering, and redemption price per share	$17.94	$15.32	$8.96	$9.92	$11.48	$12.06

Class A:
Net assets	$77,803,005	$5,390,339	$389,301	$3,221,046	$5,120,312	$1,364,492

Shares of beneficial interest outstanding	4,423,540	358,532	42,037	325,771	444,045	113,289

Net Asset Value and redemption price per share	$17.59	$15.03	$9.26	$9.89	$11.53	$12.04

Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$18.32	$15.66	$9.65	$10.30	$12.01	$12.54

Class B:
Net assets	$3,500	$—	$—	$—	$6,981	$5,297

Shares of beneficial interest outstanding	214.2	—	—	—	600	439.6

Net Asset Value and offering price per share(a)	$16.34	$—	$—	$—	$11.64	$12.05

Class C:
Net assets	$92,011,573	$5,260,434	$1,306,611	$783,511	$4,932,016	$1,771,431

Shares of beneficial interest outstanding	5,661,195	374,167	131,439	81,463	423,563	154,624

Net Asset Value and offering price per share(a)	$16.25	$14.06	$9.94	$9.62	$11.64	$11.46

Class I:
Net assets	$131,003,137	$12,752,348	$125,428	$4,377,187	$872,308	$9,326,249

Shares of beneficial interest outstanding	7,226,133	822,509	13,996	440,863	76,012	773,194

Net Asset Value, offering, and redemption price per share	$18.13	$15.50	$8.96	$9.93	$11.48	$12.06

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Operations

For the Year Ended September 30, 2012

	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $18,688, $678, $0, $11,824, $8,036, and $0, respectively)	$4,372,228	$555,810	$196,009	$2,078,467	$1,375,568	$1,571
Dividends - affiliated.	288,930	—	—	—	—	—
Interest	57,451	937	624	—	1,194,034	559,478

Total Investment Income	4,718,609	556,747	196,633	2,078,467	2,569,602	561,049

Expenses:
Investment advisory fees	5,772,657	423,003	61,525	864,709	703,293	131,601
Distribution fees - Class AAA	857,969	64,627	12,493	202,094	207,347	35,870
Distribution fees - Class A	365,244	29,543	909	17,299	23,425	4,440
Distribution fees - Class B	34	—	—	—	224	55
Distribution fees - Class C	884,052	67,633	8,665	8,103	47,271	19,663
Accounting fees	45,000	—	—	45,000	45,000	—
Custodian fees	89,436	35,803	4,818	23,936	24,104	5,065
Interest expense	—	—	—	370	—	—
Legal and audit fees	80,603	28,743	25,111	38,429	39,092	25,211
Registration expenses	71,416	45,152	41,127	49,992	50,414	42,210
Shareholder communications expenses	294,646	21,667	5,265	32,874	32,054	7,761
Shareholder services fees	526,041	20,396	8,441	78,740	64,548	13,347
Trustees’ fees	56,434	4,144	573	8,597	9,246	2,100
Tax expense	16,138	—	—	—	—	—
Miscellaneous expenses	45,813	13,257	11,302	16,012	16,928	8,672

Total Expenses	9,105,483	753,968	180,229	1,386,155	1,262,946	295,995

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(63,409)	(50,490)	—	—	(71,464)
Advisory fee reduction on unsupervised assets (Note 3)	(118,768)	—	—	—	—	—
Custodian fee credits.	—	—	—	(23,936)	(24,104)	—

Total Reimbursements, Reductions, and Credits	(118,768)	(63,409)	(50,490)	(23,936)	(24,104)	(71,464)

Net Expenses	8,986,715	690,559	129,739	1,362,219	1,238,842	224,531

Net Investment Income/(Loss)	(4,268,106)	(133,812)	66,894	716,248	1,330,760	336,518

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain/(loss) on investments - unaffiliated	10,105,517	(779,370)	114,322	8,442,384	4,337,107	25,393
Net realized gain on investments - affiliated	3,490,853	—	—	—	—	—
Net realized gain/(loss) on foreign currency transactions	8,351	(29)	—	—	—	—

Net realized gain/(loss) on investments and foreign currency transactions	13,604,721	(779,399)	114,322	8,442,384	4,337,107	25,393

Net change in unrealized appreciation:
on investments	109,901,474	9,332,669	890,260	13,022,652	9,890,990	355,553
on foreign currency translations	755	21	—	—	—	—

Net change in unrealized appreciation on investments and foreign currency translations	109,902,229	9,332,690	890,260	13,022,652	9,890,990	355,553

Net Realized and Unrealized Gain on Investments and Foreign Currency	123,506,950	8,553,291	1,004,582	21,465,036	14,228,097	380,946

Net Increase in Net Assets Resulting from Operations	$119,238,844	$8,419,479	$1,071,476	$22,181,284	$15,558,857	$717,464

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets

	Mighty Mites Fund		SmallCap Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2012	2011	2012	2011
Operations:
Net investment loss	$(4,268,106)	$(5,315,868)	$(133,812)	$(277,042)
Net realized gain/(loss) on investments and foreign currency transactions	13,604,721	16,440,651	(779,399)	2,331,289
Net change in unrealized appreciation/depreciation on investments and foreign currencytranslations	109,902,229	(55,728,318)	9,332,690	(11,142,044)

Net Increase/(Decrease) in Net Assets Resulting from Operations	119,238,844	(44,603,535)	8,419,479	(9,087,797)

Distributions to Shareholders:
Net investment income
Class AAA	—	(1,069,974)	—	—
Class A	—	(134,992)	—	—
Class I	—	(151,906)	—	—

	—	(1,356,872)	—	—

Net realized gain
Class AAA	(7,982,900)	(7,450,321)	(853,019)	—
Class A	(1,539,749)	(1,501,930)	(145,888)	—
Class B	(73)	(2,195)	—	—
Class C	(2,052,934)	(1,401,220)	(169,511)	—
Class I	(1,171,844)	(685,228)	(44,102)	—

	(12,747,500)	(11,040,894)	(1,212,520)	—

Total Distributions to Shareholders	(12,747,500)	(12,397,766)	(1,212,520)	—

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	74,582,860	253,257,034	14,417,611	38,636,054
Class A	17,947,327	63,679,119	3,182,655	5,475,623
Class B	—	3,399	—	—
Class C	15,790,076	60,838,781	2,113,937	6,599,251
Class I	98,558,985	49,088,183	13,399,758	667,710

	206,879,248	426,866,516	33,113,961	51,378,638

Proceeds from reinvestment of distributions
Class AAA	6,581,486	7,225,290	473,208	—
Class A	1,292,229	1,326,762	137,507	—
Class B	73	2,195	—	—
Class C	1,539,337	1,059,902	138,549	—
Class I	739,601	420,004	44,074	—

	10,152,726	10,034,153	793,338	—

Cost of shares redeemed
Class AAA	(213,884,823)	(142,889,080)	(32,774,887)	(13,681,559)
Class A	(19,131,847)	(42,628,667)	(3,838,324)	(3,035,396)
Class B*	(6,816)	(77,183)	—	(7,381)
Class C	(20,719,663)	(12,427,131)	(3,308,223)	(491,456)
Class I	(34,156,411)	(13,080,698)	(1,593,982)	(1,086,703)

	(287,899,560)	(211,102,759)	(41,515,416)	(18,302,495)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(70,867,586)	225,797,910	(7,608,117)	33,076,143

Redemption Fees	1,852	10,418	810	1,107

Net Increase/(Decrease) in Net Assets	35,625,610	168,807,027	(400,348)	23,989,453
Net Assets:
Beginning of period	542,861,249	374,054,222	39,973,465	15,984,012

End of period	$578,486,859	$542,861,249	$39,573,117	$39,973,465

Undistributed net investment income	—	—	—	—

*	SmallCap Equity Fund’s Class B Shares were fully redeemed and closed on May 3, 2011.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets (Continued)

	Income Fund		Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2012	2011	2012	2011
Operations:
Net investment income.	$66,894	$57,013	$716,248	$769,194
Net realized gain on investments	114,322	32,007	8,442,384	12,130,146
Net change in unrealized appreciation/depreciation on investments	890,260	75,804	13,022,652	(14,272,846)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,071,476	164,824	22,181,284	(1,373,506)

Distributions to Shareholders:
Net investment income
Class AAA	(58,164)	(48,541)	(805,081)	(588,343)
Class A	(1,658)	(1,450)	(22,470)	(16,239)
Class C	(2,936)	(200)	—	—
Class I	(1,484)	(880)	(14,267)	(7,652)

Total Distributions to Shareholders	(64,242)	(51,071)	(841,818)	(612,234)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	2,153,062	1,108,637	2,646,826	5,519,516
Class A	375,527	30,861	229,814	818,942
Class C	773,106	368,371	119,193	94,732
Class I	28,197	36,697	3,791,808	1,638,720

	3,329,892	1,544,566	6,787,641	8,071,910

Proceeds from reinvestment of distributions
Class AAA	54,607	45,374	741,021	543,647
Class A	1,465	1,429	21,380	15,625
Class C	2,930	163	—	—
Class I	1,459	789	14,257	7,644

	60,461	47,755	776,658	566,916

Cost of shares redeemed
Class AAA	(2,582,054)	(1,414,492)	(32,704,343)	(24,852,941)
Class A	(54,438)	(342,556)	(1,337,309)	(4,081,784)
Class B*	—	—	—	(7,254)
Class C	(17,159)	(21,841)	(344,536)	(251,745)
Class I	(12,412)	(316)	(965,969)	(1,262,218)

	(2,666,063)	(1,779,205)	(35,352,157)	(30,455,942)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	724,290	(186,884)	(27,787,858)	(21,817,116)

Redemption Fees	1	52	—	—

Net Increase/(Decrease) in Net Assets	1,731,525	(73,079)	(6,448,392)	(23,802,856)
Net Assets:
Beginning of period	5,241,249	5,314,328	84,847,443	108,650,299

End of period	$6,972,774	$5,241,249	$78,399,051	$84,847,443

Undistributed net investment income	$5,883	$4,962	$453,179	$578,749

*	Equity Fund’s Class B Shares were fully redeemed and closed on March 1, 2011.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Statements of Changes in Net Assets (Continued)

	Balanced Fund		Intermediate Bond Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2012	2011	2012	2011
Operations:
Net investment income	$1,330,760	$1,851,828	$336,518	$411,424
Net realized gain on investments	4,337,107	10,519,771	25,393	126,815
Net change in unrealized appreciation/depreciation on investments	9,890,990	(11,383,178)	355,553	(114,746)

Net Increase in Net Assets Resulting from Operations	15,558,857	988,421	717,464	423,493

Distributions to Shareholders:
Net investment income
Class AAA	(1,229,760)	(1,696,462)	(223,777)	(380,579)
Class A	(58,662)	(71,218)	(18,453)	(12,938)
Class B	(166)	(398)	(43)	(384)
Class C	(34,581)	(44,960)	(15,825)	(14,227)
Class I	(24,976)	(39,011)	(78,791)	(3,686)

	(1,348,145)	(1,852,049)	(336,889)	(411,814)

Net realized gain
Class AAA	—	—	(104,673)	(28,090)
Class A	—	—	(7,970)	(887)
Class B	—	—	(30)	(64)
Class C	—	—	(13,285)	(1,914)
Class I	—	—	(732)	(334)

	—	—	(126,690)	(31,289)

Total Distributions to Shareholders	(1,348,145)	(1,852,049)	(463,579)	(443,103)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	17,635,718	12,270,171	5,287,309	4,691,931
Class A	1,227,944	240,458	1,131,217	627,660
Class B	—	2,800	—	—
Class C	513,056	619,606	1,341,560	2,336,655
Class I	775,112	1,019,973	9,535,493	94,434

	20,151,830	14,153,008	17,295,579	7,750,680

Proceeds from reinvestment of distributions
Class AAA	1,185,883	1,636,576	224,072	259,105
Class A	49,106	62,979	22,306	10,138
Class B	166	332	71	314
Class C	31,218	38,862	27,498	13,841
Class I	24,543	38,936	3,177	3,988

	1,290,916	1,777,685	277,124	287,386

Cost of shares redeemed
Class AAA	(29,320,231)	(43,102,456)	(11,356,229)	(5,027,808)
Class A	(1,155,870)	(1,055,724)	(644,074)	(284,419)
Class B	(32,728)	(53,292)	(2,734)	(30,170)
Class C	(630,009)	(1,244,361)	(1,852,188)	(1,816,362)
Class I	(2,008,458)	(930,553)	(441,131)	(96,549)

	(33,147,296)	(46,386,386)	(14,296,356)	(7,255,308)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(11,704,550)	(30,455,693)	3,276,347	782,758

Net Increase/(Decrease) in Net Assets	2,506,162	(31,319,321)	3,530,232	763,148
Net Assets:
Beginning of period	87,424,516	118,743,837	20,167,628	19,404,480

End of period	$89,930,678	$87,424,516	$23,697,860	$20,167,628

Undistributed net investment income	$—	$9,389	$4,802	$4,515

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Income (Loss) from Investment Operations					Distributions to Shareholders										Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Return of Capital	Total Distribu- tions		Redemption Fees(a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Net of Waivers/ Reimburse- ments/ Reductions	Operating Expenses Before Waivers/ Reimburse- ments/ Reductions(d)		Portfolio Turnover Rate††
Mighty Mites Fund
Class AAA
2012	$14.85	$(0.10)		$3.54	$3.44	—	$(0.35)		—	$(0.35)		$0.00	$17.94	23.6%	$277,666	(0.62)%	1.44%	1.46	%(e)	12%
2011	15.81	(0.14)		(0.34)	(0.48)	$(0.06)	(0.42)		—	(0.48)		0.00	14.85	(3.3)	344,800	(0.79)	1.46	1.48	(e)	20
2010	13.49	(0.10)		2.42	2.32	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.81	17.2	261,810	(0.67)	1.55	1.58	(e)	27
2009	13.41	(0.08)		0.47	0.39	—	(0.29)		$(0.02)	(0.31)		0.00	13.49	3.5	170,181	(0.69)	1.65	1.66	(e)	32
2008	17.05	(0.00	)(c)	(2.11)	(2.11)	(0.06)	(1.47)		—	(1.53)		0.00	13.41	(13.2)	55,808	(0.01)	1.71	1.71		18
Class A
2012	$14.61	$(0.14)		$3.47	$3.33	—	$(0.35)		—	$(0.35)		$0.00	$17.59	23.2%	$77,803	(0.87)%	1.69%	1.71	%(e)	12%
2011	15.57	(0.18)		(0.32)	(0.50)	$(0.04)	(0.42)		—	(0.46)		0.00	14.61	(3.5)	64,457	(1.04)	1.71	1.73	(e)	20
2010	13.32	(0.13)		2.38	2.25	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.57	16.9	48,464	(0.91)	1.80	1.83	(e)	27
2009	13.26	(0.10)		0.47	0.37	—	(0.29)		$(0.02)	(0.31)		0.00	13.32	3.4	16,187	(0.90)	1.90	1.91	(e)	32
2008	16.94	(0.04)		(2.10)	(2.14)	(0.07)	(1.47)		—	(1.54)		0.00	13.26	(13.5)	6,134	(0.27)	1.96	1.96		18
Class B
2012	$13.66	$(0.21)		$3.24	$3.03	—	$(0.35)		—	$(0.35)		$0.00	$16.34	22.6%	$3	(1.40)%	2.19%	2.21	%(e)	12%
2011	14.64	(0.20)		(0.36)	(0.56)	—	(0.42)		—	(0.42)		0.00	13.66	(4.1)	10	(1.29)	2.21	2.23	(e)	20
2010	12.59	(0.19)		2.24	2.05	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.64	16.3	77	(1.41)	2.30	2.33	(e)	27
2009	12.63	(0.14)		0.41	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.59	2.8	116	(1.34)	2.40	2.41	(e)	32
2008	16.21	(0.10)		(2.01)	(2.11)	—	(1.47)		—	(1.47)		0.00	12.63	(13.9)	169	(0.73)	2.46	2.46		18
Class C
2012	$13.59	$(0.21)		$3.22	$3.01	—	$(0.35)		—	$(0.35)		$0.00	$16.25	22.6%	$92,012	(1.37)%	2.19%	2.21	%(e)	12%
2011	14.55	(0.25)		(0.29)	(0.54)	—	(0.42)		—	(0.42)		0.00	13.59	(4.0)	79,827	(1.57)	2.21	2.23	(e)	20
2010	12.51	(0.19)		2.23	2.04	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.55	16.3	40,297	(1.41)	2.30	2.33	(e)	27
2009	12.55	(0.15)		0.42	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.51	2.8	13,566	(1.42)	2.40	2.41	(e)	32
2008	16.13	(0.10)		(2.00)	(2.10)	$(0.01)	(1.47)		—	(1.48)		0.00	12.55	(13.9)	4,671	(0.78)	2.46	2.46		18
Class I
2012	$14.98	$(0.06)		$3.56	$3.50	—	$(0.35)		—	$(0.35)		$0.00	$18.13	23.8%	$131,003	(0.38)%	1.19%	1.21	%(e)	12%
2011	15.92	(0.10)		(0.33)	(0.43)	$(0.09)	(0.42)		—	(0.51)		0.00	14.98	(3.0)	53,767	(0.57)	1.21	1.23	(e)	20
2010	13.55	(0.06)		2.43	2.37	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.92	17.5	23,406	(0.41)	1.30	1.33	(e)	27
2009	13.44	(0.06)		0.48	0.42	—	(0.29)		$(0.02)	(0.31)		0.00	13.55	3.7	12,528	(0.48)	1.40	1.41	(e)	32
2008(f)	13.96	0.03		(0.55)	(0.52)	—	—		—	—		0.00	13.44	(3.7)	893	0.26 (g)	1.46 (g)	1.46	(g)	18

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total Return for a period of less than one year is not annualized.

††

For the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded from purchases the value of securities acquired in connection with the Fund’s acquisition of the net assets of the B.B. Micro-Cap Growth Fund.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	For the years ended September 30, 2010, 2009, and 2008, the effect of interest expense was minimal. For the years ended September 30, 2012 and 2011, there was no interest expense.
(e)	Before advisory fee reduction on unsupervised assets totaling 0.02%, 0.02%, 0.03%, and 0.01% of net assets for the years ended September 30, 2012, 2011, 2010, and 2009, respectively.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(g)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Net of Waivers/ Reimbursements††(c)	Operating Expenses Before Waivers/ Reimbursements†††	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2012	$12.85	$(0.03)	$2.87	$2.84	$(0.37)	$(0.37)	$0.00	$15.32	22.5%	$16,170	(0.21)%		1.50%	1.65%	39%
2011	13.36	(0.12)	(0.39)	(0.51)	—	—	0.00	12.85	(3.8)	28,843	(0.73)		1.50	1.69	52
2010	11.60	(0.10)	1.86	1.76	—	—	0.00	13.36	15.2	10,435	(0.81)		1.50	1.99	28
2009	11.99	(0.06)	(0.33)	(0.39)	—	—	—	11.60	(3.3)	8,856	(0.68)		1.50	2.80	55
2008	14.99	(0.03)	(2.97)	(3.00)	—	—	—	11.99	(20.0)	8,491	(0.23)		1.58	2.62	123
Class A
2012	$12.65	$(0.06)	$2.81	$2.75	$(0.37)	$(0.37)	$0.00	$15.03	22.1%	$5,390	(0.42)%		1.75%	1.90%	39%
2011	13.18	(0.16)	(0.37)	(0.53)	—	—	0.00	12.65	(4.0)	4,965	(0.98)		1.75	1.94	52
2010	11.47	(0.13)	1.84	1.71	—	—	0.00	13.18	14.9	3,509	(1.06)		1.75	2.24	28
2009	11.88	(0.09)	(0.32)	(0.41)	—	—	—	11.47	(3.5)	2,200	(0.98)		1.75	3.05	55
2008	14.89	(0.06)	(2.95)	(3.01)	—	—	—	11.88	(20.2)	703	(0.49)		1.83	2.87	123
Class C
2012	$11.91	$(0.13)	$2.65	$2.52	$(0.37)	$(0.37)	$0.00	$14.06	21.5%	$5,261	(0.92)%		2.25%	2.40%	39%
2011	12.47	(0.22)	(0.34)	(0.56)	—	—	0.00	11.91	(4.5)	5,406	(1.50)		2.25	2.44	52
2010	10.91	(0.18)	1.74	1.56	—	—	0.00	12.47	14.3	911	(1.55)		2.25	2.74	28
2009	11.36	(0.12)	(0.33)	(0.45)	—	—	—	10.91	(4.0)	345	(1.43)		2.25	3.55	55
2008	14.31	(0.12)	(2.83)	(2.95)	—	—	—	11.36	(20.6)	196	(0.94)		2.33	3.37	123
Class I
2012	$12.96	$0.04	$2.87	$2.91	$(0.37)	$(0.37)	$0.00	$15.50	22.8%	$12,752	0.23%		1.25%	1.40%	39%
2011	13.45	(0.07)	(0.42)	(0.49)	—	—	0.00	12.96	(3.6)	759	(0.46)		1.25	1.44	52
2010	11.65	(0.08)	1.88	1.80	—	—	0.00	13.45	15.5	1,123	(0.59)		1.25	1.74	28
2009	12.00	(0.04)	(0.31)	(0.35)	—	—	—	11.65	(2.9)	306	(0.47)		1.25	2.55	55
2008(d)	12.92	(0.01)	(0.91)	(0.92)	—	—	—	12.00	(7.1)	165	(0.06	)(e)	1.36 (e)	2.40 (e)	123

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total Return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009 and 2008 would have been 1.50% and 1.51% (Class AAA), 1.75% and 1.76% (Class A), 2.25% and 2.26% (Class C), and 1.25% and 1.26% (Class I), respectively. For the years ended September 30, 2012, 2011, and 2010, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, ratios for the years ended September 30, 2009 and 2008 would have been 2.80% and 2.55% (Class AAA), 3.05% and 2.80% (Class A), 3.55% and 3.30% (Class C), and 2.55% and 2.30% (Class I), respectively. For the years ended September 30, 2012, 2011, and 2010, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense of $682 during the year ended September 30, 2008. A portion of this interest expense was paid for by prior years Custodian Fee Credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class C), and 1.25% (Class I), respectively. For the years ended September 30, 2011, 2010, and 2009, the effect of interest expense was minimal. For the year ended September 30, 2012, there was no interest expense.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimburse- ments††(c)	Operating Expenses Before Waivers/ Reimburse- ments†††	Portfolio Turnover Rate
Income Fund
Class AAA
2012	$7.65	$0.10	$1.31	$1.41	$(0.10)	—	—	$(0.10)	$0.00	$8.96	18.5%	$5,151	1.22%	2.00%	2.82%	11%
2011	7.53	0.09	0.11	0.20	(0.08)	—	—	(0.08)	0.00	7.65	2.6	4,665	1.08	1.84	2.74	14
2010	6.96	0.13	0.56	0.69	(0.12)	—	—	(0.12)	—	7.53	9.9	4,822	1.73	1.50	3.19	10
2009	7.85	0.16	(0.85)	(0.69)	(0.18)	—	$(0.02)	(0.20)	—	6.96	(8.1)	4,869	2.57	1.63	3.06	14
2008	10.21	0.26	(2.05)	(1.79)	(0.34)	$(0.21)	(0.02)	(0.57)	—	7.85	(18.2)	7,285	2.83	1.58	2.48	28
Class A
2012	$7.91	$0.07	$1.37	$1.44	$(0.09)	—	—	$(0.09)	$0.00	$9.26	18.3%	$389	0.78%	2.25%	3.07%	11%
2011	7.79	0.08	0.10	0.18	(0.06)	—	—	(0.06)	0.00	7.91	2.2	47	0.98	1.89	3.15	14
2010	7.20	0.10	0.59	0.69	(0.10)	—	—	(0.10)	—	7.79	9.7	341	1.29	1.75	3.44	10
2009	8.12	0.08	(0.81)	(0.73)	(0.17)	—	$(0.02)	(0.19)	—	7.20	(8.4)	77	1.28	1.88	3.31	14
2008	10.54	0.24	(2.11)	(1.87)	(0.32)	$(0.21)	(0.02)	(0.55)	—	8.12	(18.3)	51	2.53	1.83	2.73	28
Class C
2012	$8.49	$0.03	$1.46	$1.49	$(0.04)	—	—	$(0.04)	$0.00	$9.94	17.6%	$1,307	0.36%	2.75%	3.57%	11%
2011	8.36	0.02	0.13	0.15	(0.02)	—	—	(0.02)	0.00	8.49	1.8	437	0.19	2.62	3.47	14
2010	7.70	0.08	0.62	0.70	(0.04)	—	—	(0.04)	—	8.36	9.1	97	1.04	2.25	3.94	10
2009	8.65	0.11	(0.91)	(0.80)	(0.13)	—	$(0.02)	(0.15)	—	7.70	(8.8)	261	1.68	2.38	3.81	14
2008	11.22	0.20	(2.26)	(2.06)	(0.28)	$(0.21)	(0.02)	(0.51)	—	8.65	(18.8)	319	1.99	2.33	3.23	28
Class I
2012	$7.65	$0.12	$1.31	$1.43	$(0.12)	—	—	$(0.12)	$0.00	$8.96	18.8%	$126	1.43%	1.75%	2.57%	11%
2011	7.53	0.10	0.12	0.22	(0.10)	—	—	(0.10)	0.00	7.65	2.9	92	1.26	1.61	2.48	14
2010	6.97	0.14	0.56	0.70	(0.14)	—	—	(0.14)	—	7.53	10.1	54	1.97	1.25	2.94	10
2009	7.85	0.19	(0.85)	(0.66)	(0.20)	—	$(0.02)	(0.22)	—	6.97	(7.8)	59	3.13	1.38	2.81	14
2008(d)	9.14	0.18	(1.18)	(1.00)	(0.27)	—	(0.02)	(0.29)	—	7.85	(11.2)	118	2.82 (e)	1.36 (e)	2.26 (e)	28

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total Return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009 and 2008 would have been 1.50% and 1.51% (Class AAA), 1.75% and 1.76% (Class A), 2.25% and 2.26% (Class C), and 1.25% and 1.26% (Class I), respectively. For the years ended September 30, 2012, 2011, and 2010, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009 and 2008 would have been 2.93% and 2.41% (Class AAA), 3.18% and 2.66% (Class A), 3.68% and 3.16% (Class C), and 2.68% and 2.16% (Class I), respectively. For the years ended September 30, 2012, 2011, and 2010, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense of $1,169 and $4,188 during the years ended September 30, 2009 and September 30, 2008, respectively. All of the interest expense for 2009 and a portion of this interest expense in 2008 was paid for by prior years custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% and 0.03% for all Classes, respectively. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been 1.48% and 1.50% (Class AAA), 1.73% and 1.75% (Class A), 2.23% and 2.25% (Class C), and 1.23% and 1.25% (Class I), respectively. For the years ended September 30, 2011 and 2010, the effect of interest expense was minimal. For the year ended September 30, 2012, there was no interest expense.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses††		Portfolio Turnover Rate
Equity Fund
Class AAA
2012	$7.81	$0.08		$2.11	$2.19	$(0.08)	—	$(0.08)	$9.92	28.3%	$70,017	0.84%	1.59	%(b)	41%
2011	8.17	0.07		(0.38)	(0.31)	(0.05)	—	(0.05)	7.81	(3.8)	79,328	0.73	1.54	(b)	38
2010	7.72	0.04		0.48	0.52	(0.07)	—	(0.07)	8.17	6.8	99,986	0.55	1.56	(b)	52
2009	9.21	0.08		(1.48)	(1.40)	(0.09)	—	(0.09)	7.72	(15.2)	132,314	1.21	1.59	(b)	111
2008	12.63	0.08		(1.87)	(1.79)	(0.05)	$(1.58)	(1.63)	9.21	(16.0)	167,946	0.73	1.49		71
Class A
2012	$7.78	$0.05		$2.11	$2.16	$(0.05)	—	$(0.05)	$9.89	27.9%	$3,221	0.60%	1.84	%(b)	41%
2011	8.13	0.04		(0.37)	(0.33)	(0.02)	—	(0.02)	7.78	(4.0)	3,445	0.44	1.79	(b)	38
2010	7.69	0.02		0.48	0.50	(0.06)	—	(0.06)	8.13	6.5	6,616	0.31	1.81	(b)	52
2009	9.11	0.06		(1.43)	(1.37)	(0.05)	—	(0.05)	7.69	(15.0)	6,131	0.89	1.84	(b)	111
2008	12.57	0.05		(1.89)	(1.84)	(0.04)	$(1.58)	(1.62)	9.11	(16.6)	5,079	0.47	1.74		71
Class C
2012	$7.56	$0.01		$2.05	$2.06	—	—	—	$9.62	27.3%	$784	0.10%	2.34	%(b)	41%
2011	7.91	(0.00	)(c)	(0.35)	(0.35)	—	—	—	7.56	(4.4)	816	(0.02)	2.29	(b)	38
2010	7.49	(0.02)		0.46	0.44	$(0.02)	—	$(0.02)	7.91	5.9	999	(0.19)	2.31	(b)	52
2009	8.95	0.02		(1.44)	(1.42)	(0.04)	—	(0.04)	7.49	(15.8)	1,067	0.37	2.34	(b)	111
2008	12.36	(0.00	)(c)	(1.83)	(1.83)	—	$(1.58)	(1.58)	8.95	(16.7)	736	(0.02)	2.24		71
Class I
2012	$7.83	$0.09		$2.12	$2.21	$(0.11)	—	$(0.11)	$9.93	28.5%	$4,377	0.96%	1.34	%(b)	41%
2011	8.19	0.10		(0.39)	(0.29)	(0.07)	—	(0.07)	7.83	(3.6)	1,258	1.07	1.29	(b)	38
2010	7.73	0.06		0.49	0.55	(0.09)	—	(0.09)	8.19	7.1	1,043	0.81	1.31	(b)	52
2009	9.23	0.10		(1.49)	(1.39)	(0.11)	—	(0.11)	7.73	(15.0)	691	1.44	1.34	(b)	111
2008(d)	10.35	0.07		(1.19)	(1.12)	—	—	—	9.23	(10.8)	797	1.00 (e)	1.24	(e)	71

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total Return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2012, 2011, 2010, 2009 and 2008 would have been 1.56%, 1.52%, 1.54%, 1.57%, and 1.47% (Class AAA), 1.81%, 1.77%, 1.79%, 1.82%, and 1.72% (Class A), 2.31%, 2.27%, 2.29%, 2.32%, and 2.22% (Class C), and 1.31%, 1.27%, 1.29%, 1.32%, and 1.22% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense of $370, $325, $1,854, and $106 during the years ended September 30, 2012, 2011, 2010, and 2009, respectively. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Balanced Fund
Class AAA
2012	$9.86	$0.16	$1.62	$1.78	$(0.16)	—	$(0.16)	$11.48	18.2%	$78,999	1.47%	1.30%	34%
2011	10.13	0.18	(0.27)	(0.09)	(0.18)	—	(0.18)	9.86	(1.0)	76,941	1.65	1.24	24
2010	9.65	0.14	0.49	0.63	(0.15)	—	(0.15)	10.13	6.5	106,782	1.45	1.26	33
2009	10.47	0.17	(0.77)	(0.60)	(0.17)	$(0.05)	(0.22)	9.65	(5.6)	123,323	1.86	1.27	89
2008	12.58	0.21	(1.17)	(0.96)	(0.22)	(0.93)	(1.15)	10.47	(8.4)	138,174	1.83	1.23	60
Class A
2012	$9.90	$0.13	$1.64	$1.77	$(0.14)	—	$(0.14)	$11.53	17.9%	$5,121	1.21%	1.55%	34%
2011	10.17	0.15	(0.26)	(0.11)	(0.16)	—	(0.16)	9.90	(1.2)	4,298	1.40	1.49	24
2010	9.69	0.12	0.48	0.60	(0.12)	—	(0.12)	10.17	6.2	5,136	1.20	1.51	33
2009	10.51	0.14	(0.76)	(0.62)	(0.15)	$(0.05)	(0.20)	9.69	(5.8)	5,995	1.61	1.52	89
2008	12.63	0.18	(1.18)	(1.00)	(0.19)	(0.93)	(1.12)	10.51	(8.7)	5,639	1.56	1.48	60
Class B
2012	$9.99	$0.08	$1.65	$1.73	$(0.08)	—	$(0.08)	$11.64	17.3%	$7	0.75%	2.05%	34%
2011	10.25	0.09	(0.26)	(0.17)	(0.09)	—	(0.09)	9.99	(1.7)	34	0.83	1.99	24
2010	9.77	0.07	0.48	0.55	(0.07)	—	(0.07)	10.25	5.7	82	0.69	2.01	33
2009	10.60	0.10	(0.78)	(0.68)	(0.10)	$(0.05)	(0.15)	9.77	(6.3)	105	1.13	2.02	89
2008	12.72	0.13	(1.20)	(1.07)	(0.12)	(0.93)	(1.05)	10.60	(9.1)	125	1.10	1.98	60
Class C
2012	$9.99	$0.08	$1.65	$1.73	$(0.08)	—	$(0.08)	$11.64	17.4%	$4,932	0.72%	2.05%	34%
2011	10.26	0.10	(0.27)	(0.17)	(0.10)	—	(0.10)	9.99	(1.7)	4,318	0.90	1.99	24
2010	9.78	0.07	0.48	0.55	(0.07)	—	(0.07)	10.26	5.7	4,975	0.70	2.01	33
2009	10.61	0.10	(0.77)	(0.67)	(0.11)	$(0.05)	(0.16)	9.78	(6.2)	4,859	1.06	2.02	89
2008	12.74	0.12	(1.19)	(1.07)	(0.13)	(0.93)	(1.06)	10.61	(9.1)	1,389	1.05	1.98	60
Class I
2012	$9.85	$0.19	$1.63	$1.82	$(0.19)	—	$(0.19)	$11.48	18.4%	$872	1.74%	1.05%	34%
2011	10.12	0.21	(0.27)	(0.06)	(0.21)	—	(0.21)	9.85	(0.7)	1,834	1.92	0.99	24
2010	9.64	0.17	0.48	0.65	(0.17)	—	(0.17)	10.12	6.8	1,769	1.70	1.01	33
2009	10.46	0.19	(0.77)	(0.58)	(0.19)	$(0.05)	(0.24)	9.64	(5.3)	1,451	2.07	1.02	89
2008(b)	11.33	0.17	(0.87)	(0.70)	(0.17)	—	(0.17)	10.46	(6.2)	1,490	2.14 (c)	0.98 (c)	60

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended September 30, 2012, 2011, 2010, 2009, and 2008 would have been 1.27%, 1.22%, 1.24%, 1.25%, and 1.21% (Class AAA), 1.52%, 1.47%, 1.49%, 1.50%, and 1.46% (Class A), 2.02%, 1.97%, 1.99%, 2.00%, and 1.96% (Class B and Class C), and 1.02%, 0.97%, 0.99%, 1.00%, and 0.96% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(c)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements††	Operating Expenses Before Waivers/ Reimbursements†††	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2012	$11.91	$0.19	$0.22	$0.41	$(0.19)	$(0.07)	$(0.26)	$12.06	3.5%	$11,230	1.56%	1.00%	1.33%	15%
2011	11.90	0.29	0.03	0.32	(0.29)	(0.02)	(0.31)	11.91	2.7	16,959	2.45	1.00	1.39	16
2010	11.52	0.27	0.46	0.73	(0.27)	(0.08)	(0.35)	11.90	6.5	17,038	2.32	1.02	1.49	14
2009	10.84	0.28	0.68	0.96	(0.28)	—	(0.28)	11.52	9.0	13,949	2.51	1.04	1.58	18
2008	10.80	0.36	0.04	0.40	(0.36)	—	(0.36)	10.84	3.7	10,498	3.23	1.07	1.76	32
Class A
2012	$11.91	$0.18	$0.20	$0.38	$(0.18)	$(0.07)	$(0.25)	$12.04	3.1%	$1,365	1.46%	1.10%	1.43%	15%
2011	11.90	0.27	0.04	0.31	(0.28)	(0.02)	(0.30)	11.91	2.6	842	2.33	1.10	1.49	16
2010	11.51	0.26	0.47	0.73	(0.26)	(0.08)	(0.34)	11.90	6.4	487	2.23	1.12	1.59	14
2009	10.84	0.27	0.67	0.94	(0.27)	—	(0.27)	11.51	8.7	523	2.40	1.14	1.68	18
2008	10.80	0.34	0.05	0.39	(0.35)	—	(0.35)	10.84	3.6	101	3.09	1.17	1.86	32
Class B
2012	$11.91	$0.10	$0.21	$0.31	$(0.10)	$(0.07)	$(0.17)	$12.05	2.6%	$5	0.79%	1.75%	2.08%	15%
2011	11.90	0.20	0.03	0.23	(0.20)	(0.02)	(0.22)	11.91	2.0	8	1.71	1.75	2.14	16
2010	11.51	0.18	0.47	0.65	(0.18)	(0.08)	(0.26)	11.90	5.8	38	1.59	1.77	2.24	14
2009	10.84	0.20	0.67	0.87	(0.20)	—	(0.20)	11.51	8.0	130	1.77	1.79	2.33	18
2008	10.80	0.28	0.03	0.31	(0.27)	—	(0.27)	10.84	2.9	48	2.53	1.82	2.51	32
Class C
2012	$11.32	$0.09	$0.21	$0.30	$(0.09)	$(0.07)	$(0.16)	$11.46	2.7%	$1,772	0.80%	1.75%	2.08%	15%
2011	11.32	0.17	0.04	0.21	(0.19)	(0.02)	(0.21)	11.32	1.9	2,234	1.51	1.75	2.14	16
2010	10.96	0.17	0.44	0.61	(0.17)	(0.08)	(0.25)	11.32	5.7	1,716	1.50	1.77	2.24	14
2009	10.31	0.19	0.65	0.84	(0.19)	—	(0.19)	10.96	8.3	582	1.76	1.79	2.33	18
2008	10.28	0.24	0.05	0.29	(0.26)	—	(0.26)	10.31	2.8	478	2.29	1.82	2.51	32
Class I
2012	$11.92	$0.22	$0.21	$0.43	$(0.22)	$(0.07)	$(0.29)	$12.06	3.6%	$9,326	1.82%	0.75%	1.08%	15%
2011	11.91	0.32	0.03	0.35	(0.32)	(0.02)	(0.34)	11.92	3.0	125	2.68	0.75	1.14	16
2010	11.52	0.30	0.47	0.77	(0.30)	(0.08)	(0.38)	11.91	6.8	125	2.58	0.77	1.24	14
2009	10.85	0.31	0.67	0.98	(0.31)	—	(0.31)	11.52	9.1	322	2.75	0.79	1.33	18
2008(b)	11.09	0.28	(0.25)	0.03	(0.27)	—	(0.27)	10.85	0.2	363	3.57 (c)	0.84 (c)	1.53 (c)	32

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, and 2008 would have been 1.00%, 1.00%, and 1.00% (Class AAA), 1.10%, 1.10%, and 1.10% (Class A), 1.75%, 1.75%, and 1.75% (Class B and Class C), and 0.75%, 0.75%, and 0.75% (Class I), respectively. For the years ended September 30, 2012 and 2011, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, and 2008 would have been 1.47%, 1.54%, and 1.69% (Class AAA), 1.57%, 1.64%, and 1.79% (Class A), 2.22%, 2.29%, and 2.44% (Class B and Class C), and 1.22%, 1.29%, and 1.44% (Class I), respectively. For the years ended September 30, 2012 and 2011, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(c)	Annualized.

See accompanying notes to financial statements.

GAMCO Westwood Funds

Notes to Financial Statements

1. Organization. The GAMCO Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: GAMCO Westwood Mighty Mites Fund (“Mighty Mites Fund”), GAMCO Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), GAMCO Westwood Income Fund (“Income Fund”), GAMCO Westwood Equity Fund (“Equity Fund”), GAMCO Westwood Balanced Fund (“Balanced Fund”), and GAMCO Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with five classes of shares outstanding except for the SmallCap Equity Fund, Income Fund, and Equity Fund with four classes outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

—	Mighty Mites Fund seeks to provide long-term capital appreciation by investing primarily in mircro-capitalization equity securities.

—	SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

—	Income Fund seeks to provide a high level of current income as well as long-term capital appreciation.

—	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

—	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

—	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. The Trust’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including a Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$19,768,907	—	$5	$19,768,912
Business Services	28,263,902	—	3	28,263,905
Cable	145,600	$441	0	146,041
Consumer Products	33,582,278	—	—	33,582,278
Diversified Industrial	50,751,887	—	—	50,751,887
Educational Services	5,353,570	—	0	5,353,570
Entertainment	2,050,489	—	117,446	2,167,935
Equipment and Supplies	30,126,923	—	3,088	30,130,011
Financial Services	42,538,115	—	—	42,538,115
Health Care	65,853,148	—	12,280	65,865,428
Real Estate	8,785,136	54,000	7,550	8,846,686
Telecommunications	11,505,609	—	—	11,505,609
Transportation	2,190,995	—	465	2,191,460
Other Industries(a)	242,387,136	—	—	242,387,136
Total Common Stocks	543,303,695	54,441	140,837	543,498,973
Preferred Stocks(a)	662,700	—	—	662,700
Convertible Preferred Stocks(a)	—	14,930	—	14,930
Rights(a)	—	—	346,000	346,000
Warrants(a)	—	—	0	0
U.S. Government Obligations	—	33,364,118	—	33,364,118
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$543,966,395	$33,433,489	$486,837	$577,886,721

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$38,372,000	—	—	$38,372,000
U.S. Government Obligations	—	$1,369,332	—	1,369,332
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$38,372,000	$1,369,332	—	$39,741,332

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$6,031,943	—	—	$6,031,943
Preferred Stocks(a)	58,770	—	—	58,770
U.S. Government Obligations	—	$849,757	—	849,757
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$6,090,713	$849,757	—	$6,940,470

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$76,896,121	—	—	$76,896,121
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$76,896,121	—	—	$76,896,121

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$54,223,139	—	—	$54,223,139
Corporate Bonds	—	$18,255,881	—	18,255,881
Short-Term Investments	2,969,827	—	—	2,969,827
U.S. Government Agency Obligations	—	5,374,384	—	5,374,384
U.S. Government Obligations	—	7,928,348	—	7,928,348
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$57,192,966	$31,558,613	—	$88,751,579

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds	—	$9,058,538	—	$9,058,538
U.S. Government Agency Obligations	—	7,086,409	—	7,086,409
U.S. Government Obligations	—	5,137,483	—	5,137,483
Short-Term Investments	$4,112,739	—	—	4,112,739
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,112,739	$21,282,430	—	$25,395,169

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Funds did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2012 or September 30, 2011 for SmallCap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

Additional Information to Evaluate Quantitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser –to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Mighty Mites Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty Mites Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty Mites Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty Mites Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty Mites Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2012, there were no short sales outstanding for the Mighty Mites Fund.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the- counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Mighty Mites Fund held as of September 30, 2012, refer to its Schedule of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2012, the Mighty Mites Fund’s, Balanced Fund’s, and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1, 1, and 2 basis points, respectively. For the year ended September 30, 2012, the Equity Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. During the year ended September 30, 2012, the Income Fund and SmallCap Equity Fund held no investments in other investment companies.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statements of Operations.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

Currently included in the Statements of Operations for the year ended September 30, 2012 are custodian fee and interest expenses that were paid for by custodian fee and interest credits as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Expenses paid for by custodian fee credits:
Custodian fee expense	$—	$—	$—	$(23,936)	$(24,104)	$—
Interest expense	—	—	—	(370)	—	—

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, reclassifications of distributions, reclassifications of short-term gains against current year net operating loss, and adjustments on sale of a security no longer deemed a passive foreign investment company (Mighty Mites Fund), recharacterization of distributions and a write-off of the current year net operating loss (SmallCap Equity Fund), adjustment on hybrid sales (Income Fund), and reclassifications of paydown loss (Intermediate Bond Fund). These reclassifications have no impact on the NAV of the Funds. For the year ended September 30, 2012, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital.

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty Mites Fund	$3,978,111	$(3,961,969)	$ (16,142)
SmallCap Equity Fund	70,566	1,212,549	(1,283,115)
Income Fund	(1,731)	1,731	—
Equity Fund	—	—	—
Balanced Fund	7,996	—	(7,996)
Intermediate Bond Fund	658	(658)	—

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011	2012	2011
	Mighty Mites Fund		SmallCap Equity Fund		Income Fund
Ordinary Income (inclusive of short-term capital gains)	$2,591,313	$7,833,559	$—	$—	$64,242	$51,071
Net long-term capital gains	10,156,187	4,564,207	1,212,520	—	—	—

Total distributions paid	$12,747,500	$12,397,766	$1,212,520	$—	$64,242	$51,071

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income	$841,818	$612,234	$1,348,145	$1,852,049	$340,572	$411,814
Net long-term capital gains	—	—	—	—	123,007	31,289

Total distributions paid	$841,818	$612,234	$1,348,145	$1,852,049	$463,579	$443,103

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

At September 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$—	$—	$3,985	$453,179	$—	$14,943
Undistributed long-term capital gain	7,314,835	—	—	—	—	24,268
Accumulated capital loss carryforward	—	(588,992)	(2,527,003)	(13,065,883)	(1,629,520)	—
Unrealized appreciation/depreciation	114,723,188	(577,486)	823,857	9,634,802	10,041,878	1,575,064
Qualified late year loss deferral*	(724,227)	(818,811)	(17,956)	(850,236)	(629,674)	—
Other temporary differences**	—	—	—	—	—	(9,653)

Total accumulated earnings	$121,313,796	$(1,985,289)	$(1,717,117)	$(3,828,138)	$7,782,684	$1,604,622

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, losses on sales of securities, and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

**	Other temporary differences are due to distributions payable.

At September 30, 2012, the Funds had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2012:

Expiring in Fiscal Year	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
2016	$—	$210	$—	$—	$—	$—
2017	—	585,663	960,910	—	—	—
2018	—	—	1,503,326	13,065,883	1,629,520	—
2019	—	—	62,767	—	—	—
Short-term (post-effective with no expiration)	—	3,119	—	—	—	—

	—	588,992	2,527,003	13,065,883	1,629,520	—

During the year ended September 30, 2012, the Income Fund, Equity Fund, and Balanced Fund utilized capital loss carryforwards of $134,010, $8,560,442, and $4,547,196, respectively.

At September 30, 2012 , the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, tax treatment of currency gains and losses, adjustments on hybrid sales, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2012:

	Mighty Mites Fund	SmallCap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$463,164,204	$40,318,818	$6,116,613	$67,261,319	$78,709,701	$23,820,105

Gross unrealized appreciation	$153,927,643	$3,166,906	$994,705	$11,861,249	$12,031,851	$1,575,814
Gross unrealized depreciation	(39,205,126)	(3,744,392)	(170,848)	(2,226,447)	(1,989,973)	(750)

Net unrealized appreciation/depreciation	$114,722,517	$(577,486)	$823,857	$9,634,802	$10,041,878	$1,575,064

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended September 30, 2012, Mighty Mites Fund paid $16,138 for tax and interest expenses. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Funds with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2012, the Mighty Mites Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $118,768.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement continues until at least January 31, 2014. For the year ended September 30, 2012, the Adviser waived fees or reimbursed expenses in the amounts of $63,409, $50,490, and $71,464 for the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.50%, 2.00%, and 1.00%, respectively, and for Class A of 1.75%, 2.25%, and 1.10%, respectively, and for Class B of 1.75% (for the Intermediate Bond Fund only) and for Class C of 2.25%, 2.75%, and 1.75%, respectively, and for Class I of 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2012, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2011, expiring September 30, 2013	For the year ended September 30, 2012, expiring September 30, 2014	Total
SmallCap Equity Fund	$60,150	$63,409	$123,559
Income Fund	49,220	50,490	99,710
Intermediate Bond Fund	67,194	71,464	138,658

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Funds, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2012, other than short-term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$68,299,695	$61,594,499	—	—
SmallCap Equity Fund	15,792,652	23,663,975	—	—
Income Fund	1,183,779	615,200	—	—
Equity Fund	35,039,758	63,166,983	—	—
Balanced Fund	26,255,123	35,268,121	$3,844,455	$7,497,028
Intermediate Bond Fund	1,893,464	774,355	3,962,718	2,082,420

6. Transactions with Affiliates. During the year ended September 30, 2012, the Mighty Mites Fund, Income Fund, and Balanced Fund paid brokerage commissions on security trades of $68,903, $519, and $2, respectively, to Gabelli & Company, Inc., an affiliate of the Funds. Additionally, the Distributor retained a total of $54,298 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2012, the Mighty Mites Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2012 for the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund.

7. Shares of Beneficial Interest. The Funds, except for the SmallCap Equity Fund, Income Fund, and Equity Fund that no longer offer Class B Shares, offer five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge solely to certain institutions, directly through the Distributor, or brokers that have entered in to selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Mighty Mites Fund, SmallCap Equity Fund, and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees retained by the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund during the year ended September 30, 2012 amounted to $1,852, $810, and $1, respectively, and the year ended September 30, 2011 amounted to $10,418, $1,107, and $52, respectively.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011	2012	2011
	Mighty Mites Fund		SmallCap Equity Fund		Income Fund
Class AAA
Shares sold	4,477,913	14,701,924	967,840	2,341,059	279,285	134,471
Shares issued upon reinvestment of distributions	427,647	445,730	34,459	—	6,566	5,654
Shares redeemed	(12,638,747)	(8,496,034)	(2,191,481)	(877,330)	(320,431)	(170,633)

Net increase/(decrease) in Class AAA Shares	(7,733,187)	6,651,620	(1,189,182)	1,463,729	(34,580)	(30,508)

Class A
Shares sold	1,088,497	3,765,987	212,978	331,023	42,072	3,772
Shares issued upon reinvestment of distributions	85,465	83,026	10,185	—	164	179
Shares redeemed	(1,163,294)	(2,548,840)	(257,267)	(204,593)	(6,185)	(41,726)

Net increase/(decrease) in Class A Shares	10,668	1,300,173	(34,104)	126,430	36,051	(37,775)

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011	2012	2011
	Mighty Mites Fund		SmallCap Equity Fund		Income Fund
Class B
Shares sold	—	209	—	—	—	—
Shares issued upon reinvestment of distributions	5	146	—	—	—	—
Shares redeemed	(519)	(4,916)	—	(441)*	—	—

Net decrease in Class B Shares	(514)	(4,561)	—	(441)	—	—

Class C
Shares sold	1,036,017	3,846,639	151,629	415,018	81,545	42,287
Shares issued upon reinvestment of distributions	109,718	71,039	10,935	—	320	19
Shares redeemed	(1,358,648)	(813,157)	(242,463)	(34,016)	(1,913)	(2,396)

Net increase/(decrease) in Class C Shares	(212,913)	3,104,521	(79,899)	381,002	79,952	39,910

Class I
Shares sold	5,607,515	2,863,434	863,361	40,970	3,309	4,674
Shares issued upon reinvestment of distributions	47,624	25,752	3,180	—	174	98
Shares redeemed	(2,019,448)	(768,626)	(102,579)	(65,947)	(1,426)	(41)

Net increase/(decrease) in Class I Shares	3,635,691	2,120,560	763,962	(24,977)	2,057	4,731

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	288,471	610,765	1,624,108	1,128,520	442,580	397,169
Shares issued upon reinvestment of distributions	89,487	65,103	108,440	154,208	18,776	22,028
Shares redeemed	(3,471,364)	(2,765,936)	(2,658,143)	(4,021,810)	(953,577)	(427,000)

Net decrease in Class AAA Shares	(3,093,406)	(2,090,068)	(925,595)	(2,739,082)	(492,221)	(7,803)

Class A
Shares sold	24,979	89,981	109,656	22,244	94,663	53,130
Shares issued upon reinvestment of distributions	2,585	1,876	4,471	5,917	1,873	861
Shares redeemed	(144,519)	(463,101)	(104,264)	(99,023)	(53,925)	(24,184)

Net increase/(decrease) in Class A Shares	(116,955)	(371,244)	9,863	(70,862)	42,611	29,807

Class B
Shares sold	—	—	—	253	—	—
Shares issued upon reinvestment of distributions	—	—	15	31	6	27
Shares redeemed	—	(791)**	(2,823)	(4,887)	(228)	(2,593)

Net decrease in Class B Shares	—	(791)	(2,808)	(4,603)	(222)	(2,566)

Class C
Shares sold	13,302	11,113	45,731	58,562	118,136	206,062
Shares issued upon reinvestment of distributions	—	—	2,824	3,614	2,432	1,234
Shares redeemed	(39,750)	(29,449)	(56,997)	(114,884)	(163,199)	(161,650)

Net increase/(decrease) in Class C Shares	(26,448)	(18,336)	(8,442)	(52,708)	(42,631)	45,646

Class I
Shares sold	383,544	180,607	68,811	92,692	799,149	7,954
Shares issued upon reinvestment of distributions	1,724	916	2,247	3,667	266	339
Shares redeemed	(105,152)	(148,140)	(181,230)	(84,939)	(36,735)	(8,295)

Net increase/(decrease) in Class I Shares	280,116	33,383	(110,172)	11,420	762,680	(2)

*	SmallCap Equity Fund’s Class B Shares were fully redeemed on May 3, 2011.
**	Equity Fund’s Class B Shares were fully redeemed on March 1, 2011.

GAMCO Westwood Funds

Notes to Financial Statements (Continued)

8. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the year ended September 30, 2012 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/(Loss)	Market Value at September 30, 2012	Percent Owned of Shares Outstanding

Beasley Broadcast Group Inc., Cl. A	545,000	3,620	(620)	548,000	—	$ (2,029)	$ 2,674,240	8.91%
Burnham Holdings Inc., Cl. A*	142,400	20,600	—	163,000	$110,875	—	2,445,000	5.53%
Edgewater Technology Inc.	632,589	25,300	—	657,889	—	—	2,572,346	5.81%
General Chemical Group Inc.*	267,226	—	—	267,226	—	—	2,672	8.59%
Sevcon Inc.	314,954	69,081	—	384,035	—	—	1,766,561	11.02%
SL Industries Inc.	232,916	25,780	(130)	258,566	—	1,900	3,671,637	6.27%
Sonesta International Hotels Corp., Cl. A**	242,973	20,000	(262,973)	—	—	3,490,982	—	—
Strattec Security Corp.*	156,000	13,828	—	169,828	65,461	—	3,615,638	5.14%
The L.S. Starrett Co., Cl. A*	218,617	90,998	—	309,615	112,594	—	3,984,745	5.14%

Total					$288,930	$3,490,853	$20,732,839

*	Security was not affiliated at September 30, 2011.
**	Security is no longer held at September 30, 2012.

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, Gabelli Funds, LLC, an affiliate of the Adviser (by virtue of common ownerships) entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, Gabelli Funds, LLC without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including these Funds, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by Gabelli Funds, LLC did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreements.

11. Subsequent Events. Effective October 1, 2012, the Trust has been renamed The TETON Westwood Funds, and each of the Trust’s series, GAMCO Westwood Mighty Mites Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund, have been renamed TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund, respectively.

Management has evaluated the impact on the Funds of all additional subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Westwood Mighty Mites Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund (constituting The GAMCO Westwood Funds, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 28, 2012

2012 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Income Fund, Balanced Fund, and Intermediate Bond Fund (collectively, the “Funds”) during the year ended September 30, 2012 which was derived from U.S. Treasury securities was 0.40%, 4.27%, and 16.40%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2012. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – For the year ended September 30, 2012, the Fund paid to shareholders ordinary income dividends (comprised of short-term capital gains) totaling $0.071 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, and long-term capital gains totaling $10,156,187. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2012, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain.

SmallCap Equity Fund – For the year ended September 30, 2012, the Fund paid to shareholders long-term capital gains totaling $1,212,520.

Income Fund – For the year ended September 30, 2012, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.099, $0.086, $0.041, and $0.121 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2012, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.37% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – For the year ended September 30, 2012, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.082, $0.052, and $0.106 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended September 30, 2012, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – For the year ended September 30, 2012, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.164, $0.137, $0.076, $0.081, and $0.192 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2012, 92.19% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 99.89% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 41.52% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – For the year ended September 30, 2012, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.191, $0.179, $0.097, $0.096, and $0.221 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long-term capital gains totaling $123,007. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”), to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadviser, that (i) the Adviser and Subadviser were able to retain quality personnel, (ii) the Adviser, Subadviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadviser’s resources were adequate, and (v) the Adviser and Subadviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and, where available, ten year average annual total return for the periods ended June 30, 2012, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, and five year periods and above the median for the ten year period; the Balanced Fund’s performance was above the median for the one year period and below the median for the three year, five year, and ten year periods; the SmallCap Equity Fund’s performance was below the median for the one year, five year, and ten year periods and above the median for the three year period; the Mighty Mites Fund’s performance was below the median for the one year and three year periods and above the median for the five year and ten year periods; the Income Fund’s performance was above the median for the one year and ten year periods, at the median for the five year period, and below the median for the three year period; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board also noted that the Income Fund had changed its investment objective in 2005 and therefore only had seven years of Peer Group performance data for comparison purposes. The Board concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadviser, the Board considered the Adviser’s and Subadviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and subadvisory services and the profits to the Adviser, Subadviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Equity Fund, the Balanced Fund, the SmallCap Fund, and the Income Fund were higher than average when compared with those of their Expense Peer Groups and that the advisory fee for the Mighty Mites Fund was slightly lower than average and the expense ratio was higher than average when compared with its Expense Peer Group. Finally, the Board noted that although the Intermediate Bond Fund’s net advisory fee was lower than average, its expense ratio was higher than average when compared with its Expense Peer Group. The Board also reviewed the fees charged by the Adviser and Subadviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2011. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadviser from their management of the Funds. The Board considered that the Adviser and Subadviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the subadvisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

GAMCO Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the GAMCO Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4] :
Anthony J. Colavita Trustee Age: 76	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 1994	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Werner J. Roeder, M.D. Trustee Age: 72	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Trustee Age: 66	Since 2004	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.
OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1994 Since November 2011	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc., 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Agnes Mullady Treasurer Age: 54	Since 2006	—	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)

Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents. (Multiclass)

Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primar y objective is long-term capital appreciation. (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)

Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primar y objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)

Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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GAMCO WESTWOOD FUNDS

GAMCO Westwood Mighty MitesSM Fund

GAMCO Westwood SmallCap Equity Fund

GAMCO Westwood Income Fund

GAMCO Westwood Equity Fund

GAMCO Westwood Balanced Fund

GAMCO Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees
ANTHONY J. COLAVITA		WERNER J. ROEDER, MD
President,		Medical Director,
Anthony J. Colavita, P.C.		Lawrence Hospital

JAMES P. CONN		SALVATORE J. ZIZZA
Former Chief Investment Officer,		Chairman,
Financial Security Assurance Holdings Ltd.		Zizza & Associates Corp.
Officers
BRUCE N. ALPERT		AGNES MULLADY
President, Secretary, and Acting Chief		Treasurer
Compliance Officer

Investment Adviser

Teton Advisors, Inc.

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the GAMCO Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $126,704 in 2011 and $126,704 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,400 in 2011 and $22,400 in 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2011 and $0 in 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds (formerly, The GAMCO Westwood Funds)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/6/2012

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/6/2012

* Print the name and title of each signing officer under his or her signature.